Execution Version

                                                                Exhibit 10.5.2


                            Dated 24 September 2003



                          GRANITE MORTGAGES 03-3 PLC




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                      ISSUER MASTER DEFINITIONS SCHEDULE

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                          SIDLEY AUSTIN BROWN & WOOD
                             1 THREADNEEDLE STREET
                                LONDON EC2R 8AW
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937
                              REF:30507-19/615083

                                   CONTENTS



1.Definitions..............................................................1

2.Interpretation and Construction.........................................32

3.Governing Law...........................................................34

THIS ISSUER MASTER DEFINITIONS SCHEDULE is signed for the purposes of identification on 24 September 2003

BY:

(1)  Sidley Austin Brown & Wood of 1 Threadneedle Street, London EC2R 8AW; and

(2)  Allen & Overy of One New Change, London EC4M 9QQ.

1.   Definitions

Words and expressions used in any document which incorporates this clause or to which this clause applies shall, have the same meanings as are set out in this Issuer Master Definitions Schedule except so far as the context requires otherwise.

"Account Bank" means, in relation to the Current Issuer, the Current Issuer Account Bank and for any other Issuer, the Account Bank for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Additional Interest" means interest which will accrue on Deferred Interest at the rate of interest applicable from time to time on the classes of Current Issuer Notes, as further described in Condition 4 of the Current Issuer Notes;

"Additional Assigned Mortgage Loan" means any Mortgage Loan which is assigned by the Seller to the Mortgages Trustee on the Assignment Date under the terms of the Mortgage Sale Agreement and referenced by its mortgage loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that Mortgage Loan under the relevant Mortgage Conditions by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

"Additional Assigned Mortgage Portfolio" means the portfolio of Additional Assigned Mortgage Loans, their Related Security, Accrued Interest and other amounts derived from such Additional Assigned Mortgage Loans that the Seller assigned to the Mortgages Trustee on the Assignment Date;

"Additional Assigned Trust Property" means the Additional Assigned Mortgage Portfolio assigned to the Mortgage Trustee by the Seller on the Assignment Date, including the Additional Assigned Mortgage Loans and their Related Security, the rights under the MIG Policies and the other Insurance Policies arranged by the Seller;

"Agent Bank" means, in relation to the Current Issuer, Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor Agent Bank at its Specified Office;

"Agents" means, in relation to the Current Issuer, the Principal Paying Agent, the US Paying Agent, the Registrar and the Transfer Agent, initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement, or, if applicable, any successor agents;

"Appointee" has the meaning specified in the Current Issuer Trust Deed;

"Assignment Date" means 18 August 2003

"Auditors" or "auditors" means PricewaterhouseCoopers of 89 Sandyford Road, Newcastle upon Tyne NE99 1PL or such other internationally recognised independent firm of auditors selected from time to time by (in the case of the Mortgages Trustee) the Mortgages Trustee or (in the case of Funding) Funding or (in the case of the Current Issuer) the Current Issuer and appointed by the Mortgages Trustee, Funding or, as the case may be, the Current Issuer;

"Authorised Denominations" means, in relation to the Current Issuer Notes, denominations of, in the case of any class of the Dollar Notes $1,000 and $10,000, in the case of any class of the Sterling Notes, (GBP)1,000 and
(GBP)10,000, in the case of any class of the Euro Notes, (Euro)50,000 and in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders;

"Authorised Dollar Holding" means $1,000 (which shall be the minimum allowable holding with respect to each Dollar Note) and integral multiples of in excess thereof;

"Authorised Euro Holding" means (Euro)50,000 (which shall be the minimum allowable holding with respect to each Euro Note) and integral multiples of in excess thereof;

"Authorised Signatory" means in relation to:

(a) the Current Issuer, any authorised signatory referred to in the Issuer Account Mandates relating to that Issuer;

(b) the Mortgages Trustee, any authorised signatory referred to in the Mortgages Trustee Account Mandates; and

(c)     Funding, any authorised signatory referred to in the Funding Account
        Mandates;

"Authorised Sterling Holding" means (GBP)1,000 (which shall be the minimum allowable holding with respect to each Sterling Note) and integral multiples in excess thereof;

"Average Fixed Rate Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Average Flexible Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Average Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Average Variable Rate Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Basic Terms Modification" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"Basis Rate Swap" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap and for any other Issuer, the swap transaction documented under the Basis Rate Swap Agreement for such Issuer;

"Basis Rate Swap Agreement" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap Agreement and for any other Issuer, the ISDA Master Agreement, Schedule, Confirmation and any Credit Support Annex or other credit support documents thereto entered into among such Issuer, the related Basis Rate Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"Basis Rate Swap Provider" means in relation to the Current Issuer, the Current Issuer Basis Rate Swap Provider and for any other Issuer the basis rate swap provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Basis Rate Swap Provider Default" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Basis Rate Swap Agreement) or a Downgrade Termination Event under the Current Issuer Basis Rate Swap Agreement where the Current Issuer Basis Rate Swap Provider is the Defaulting Party or the Affected Party (as defined in the Current Issuer Basis Rate Swap Agreement);

"Block Voting Instruction" has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"Blocked Note" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Business Day" means, in relation to the Current Issuer Notes and the Current Issuer Intercompany Loan, a day that is a London Business Day, a New York Business Day and a TARGET Business Day;

"Calculation Agent" in relation to any Current Issuer Swap Agreement has the meaning given to it under such Current Issuer Swap Agreement;

"certification date" has the meaning specified in the Current Issuer Trust
Deed;

"Chairman" has the meaning set out in Schedule 4 to the Current Issuer Trust
Deed;

"Class A Enforcement Notice" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class A Notes to be due and repayable pursuant to Condition 9(A) of the Current Issuer Notes;

"Class A Noteholders" means the Series 1 Class A Noteholders, the Series 2 Class A Noteholders and the Series 3 Class A Noteholders;

"Class A Notes" means, in relation to the Current Issuer, the Series 1 Class A1 Notes, the Series 1 Class A2 Notes, the Series 1 Class A3 Notes, the Series 2 Class A Notes and the Series 3 Class A Notes or any of them as the context may require and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class A Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class A Notes;

"Class B Enforcement Notice" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class B Notes to be due and repayable pursuant to Condition 9(B) of the Current Issuer Notes;

"Class B Noteholders" means the Series 1 Class B Noteholders, the Series 2 Class B Noteholders and the Series 3 Class B Noteholders;

"Class B Notes" means, in relation to the Current Issuer, the Series 1 Class B Notes, the Series 2 Class B Notes and the Series 3 Class B Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class B Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class B Notes;

"Class M Enforcement Notice" means, a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class M Notes to be due and repayable pursuant to Condition 9(C) of the Current Issuer Notes;

"Class M Noteholders" means the Series 1 Class M Noteholders, the Series 2 Class M Noteholders and the Series 3 Class M Noteholders;

"Class M Notes" means, in relation to the Current Issuer, the Series 1 Class M Notes, the Series 2 Class M Notes and the Series 3 Class M Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class M Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class M Notes;

"Class C Enforcement Notice" means, a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class C Notes to be due and repayable pursuant to Condition 9(D) of the Current Issuer Notes;

"Class C Noteholders" means the Series 1 Class C Noteholders, the Series 2 Class C Noteholders and the Series 3 Class C Noteholders;

"Class C Notes" means, in relation to the Current Issuer, the Series 1 Class C Notes, the Series 2 Class C Notes and the Series 3 Class C Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class C Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class C Notes;

"Clearing System" means any of DTC (with respect to the Dollar Notes) and Euroclear and Clearstream, Luxembourg (with respect to the Euro Notes and the Sterling Notes), and any other or additional organisation of a similar nature as may be approved in writing by the Note Trustee;

"Closing Date" means 24 September 2003

"Common Depositary" means Citibank, N.A. in its capacity as common depositary for Euroclear or Clearstream, Luxembourg in respect of the Sterling Global Note Certificates and the Euro Global Note Certificates;

"Conditions" or "Terms and Conditions" means, in relation to any Current Issuer Notes, the terms and conditions to be endorsed on such Current Issuer Notes in the form or substantially in the form scheduled to the Current Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"Contractual Currency" has the meaning specified in Clause 13 of the Current Issuer Trust Deed;

"Current Issuer" means Granite Mortgages 03-3 plc, a company incorporated with limited liability under the laws of England and Wales, registered number 4823268;

"Current Issuer Account Bank" means the bank at which the Current Issuer Bank Accounts are maintained from time to time, being Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA, or any other Authorised Entity appointed by the Current Issuer in accordance with the Current Issuer Transaction Documents;

"Current Issuer Available Principal Receipts" means:

(1) prior to enforcement of the Current Issuer Security, in respect of any Payment Date, the sum calculated by the Current Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to:

         (a) all principal amounts repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan during the period from (but excluding) the immediately preceding Payment Date to (and including) such Payment Date; and

         (b) all Current Issuer Available Revenue Receipts which are to be used on that Payment Date to credit the Current Issuer Principal Deficiency Sub Ledger for any Class of Notes issued by the Current Issuer;
         less

         (c) the aggregate of all principal amounts (if any) repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan on the relevant Payment Date which are to be applied on the relevant Payment Date to pay items (A) through (E), (G), (I) or (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments; and

(2) following enforcement of the Current Issuer Security, in respect of any Payment Date, the sum calculated by or on behalf of the Note Trustee on the Distribution Date immediately preceding such Payment Date as the amount to be repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan during the relevant Interest Period and/or the sum otherwise recovered by the Note Trustee (or the Receiver appointed on its behalf) representing the Principal Amount Outstanding of the Notes;


"Current Issuer Available Revenue Receipts" means, in respect of any Payment Date, the sum calculated by the Current Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on the relevant Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;

(3) interest payable on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before the relevant Payment Date; and

(4) (only to the extent required after making the relevant calculations set out in the Current Issuer Cash Management Agreement), the aggregate of all principal amounts (if any) repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan amount of Current

         Issuer Principal Receipts (if any) on the relevant Payment Date which are to be applied to pay items (A) through (E), (G), (I) and/or (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"Current Issuer Bank Account Agreement" means the bank account agreement dated on or about the Closing Date between the Current Issuer, the Seller, the Current Issuer Cash Manager, the Current Issuer Account Bank and the Note Trustee;

"Current Issuer Bank Accounts" means the Current Issuer Transaction Accounts and also includes any additional or replacement bank account opened in the name of the Current Issuer from time to time with the prior written consent of the Note Trustee and the Rating Agencies;

"Current Issuer Basis Rate Swap" means the swap transaction documented under the Current Issuer Basis Rate Swap Agreement;

"Current Issuer Basis Rate Swap Agreement" means the ISDA Master Agreement, Schedule and Confirmation thereto each entered into on or about the Closing Date and any Credit Support Annex or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Basis Rate Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"Current Issuer Basis Rate Swap Provider" means Northern Rock and/or, as applicable, any other basis rate swap provider appointed from time to time by the Current Issuer in accordance with the Current Issuer Transaction Documents;

"Current Issuer Cash Management Agreement" means the cash management agreement entered into on or about the Closing Date between the Current Issuer Cash Manager, the Current Issuer and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement cash management agreement entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"Current Issuer Cash Management Services" means the services to be provided to the Current Issuer and the Note Trustee by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement;

"Current Issuer Cash Manager" means Northern Rock acting pursuant to the Current Issuer Cash Management Agreement as agent for the Current Issuer and the Note Trustee in managing all cash transactions and maintaining certain ledgers on behalf of the Current Issuer;

"Current Issuer Cash Manager Termination Event" means any of the events specified in paragraphs (a) through (c) of Clause 12.1 of the Current Issuer Cash Management Agreement;

"Current Issuer Charged Property" means the property, assets and undertakings of the Current Issuer which from time to time are or are expressed to be mortgaged, charged, assigned, pledged or otherwise encumbered to, or in favour of, the Note Trustee for itself and for the Current Issuer Secured Creditors under the Current Issuer Deed of Charge or any other Current Issuer Transaction Document;

"Current Issuer Conditions" or "Current Issuer Terms and Conditions" means the terms and conditions to be endorsed on the Current Issuer Notes, substantially in the form set out in Schedule 3 to the Current Issuer Trust Deed, as any of the same may be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"Current Issuer Corporate Services Agreement" means the corporate services agreement entered into on or before the Closing Date between, inter alia, the Current Issuer Corporate Services Provider, Holdings, the Current Issuer Post Enforcement Call Option Holder, the Current Issuer and Northern Rock for the provision by the Current Issuer Corporate Services Provider of certain corporate services with respect to Holdings, the Current Issuer Post Enforcement Call Option Holder and the Current Issuer as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement corporate services agreement entered into by such parties from time to time in accordance with the Current Issuer Transaction Documents;

"Current Issuer Corporate Services Provider" means in relation to any of the Current Issuer, Holdings or the Current Issuer Post Enforcement Call Option Holder, Law Debenture Corporate Services Limited or such other person or persons for the time being acting as corporate services provider under the Current Issuer Corporate Services Agreement;

"Current Issuer Currency Swap Agreements" means the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements;

"Current Issuer Currency Swap Providers" means the Current Issuer Dollar Currency Swap Provider and the Current Issuer Euro Currency Swap Provider;

"Current Issuer Currency Swaps" means the Current Issuer Dollar Currency Swaps and the Current Issuer Euro Currency Swaps;

"Current Issuer Deed of Accession" means the deed of accession entered into on or about the Closing Date between Funding, the Security Trustee, the Current Issuer, the Current Issuer Start-Up Loan Provider and others whereby, among other things, the Current Issuer and the Current Issuer Start-Up Loan Provider accede to the provisions of the Funding Deed of Charge;

"Current Issuer Deed of Charge" means the deed of charge entered into on or about the Closing Date between the Current Issuer, the Note Trustee, the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Principal Paying Agent and the other Agents appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement as may be amended, restated, varied or supplemented from time in accordance with the Current Issuer Transaction Documents;

"Current Issuer Dollar Account" means the account of the Current Issuer (account number 10138258) held with the Current Issuer Account Bank, denominated in U.S. Dollars and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in U.S. Dollars as may for the time being be in place with the prior consent of the Note Trustee;

"Current Issuer Dollar Currency Swap Agreements" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date and any Credit Support Annexes or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Dollar Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"Current Issuer Dollar Currency Swap Provider" means Swiss Re Financial Products Corporation as swap counterparty to the Current Issuer under the Current Issuer Dollar Currency Swap Agreements;

"Current Issuer Dollar Currency Swap Rates" means, in relation to the Current Issuer Notes, the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars pursuant to the applicable Current Issuer Dollar Currency Swap or, if there are no relevant Current Issuer Dollar Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars, on the foreign exchange markets;

"Current Issuer Dollar Currency Swaps" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transactions which enable the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Dollar Notes in Dollars;

"Current Issuer Euro Account" means the account of the Current Issuer (account number 10138274) held with the Current Issuer Account Bank, denominated in Euro and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Euro as may for the time being be in place with the prior consent of the Note Trustee;

"Current Issuer Euro Currency Swap Agreements" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date and any Credit Support Annexes or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Euro Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"Current Issuer Euro Currency Swap Provider" means Citibank, N.A., London branch as swap counterparty to the Current Issuer under the Current Issuer Euro Currency Swap Agreements;

"Current Issuer Euro Currency Swap Rates" means, in relation to the Current Issuer Notes, the rates at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro pursuant to the applicable Current Issuer Euro Currency Swap or, if there are no relevant Current Issuer Euro Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro, on the foreign exchange markets;

"Current Issuer Euro Currency Swaps" means, in relation to the Current Issuer, the Sterling-Euro currency swap transactions which enable the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Euro Notes in Euro;

"Current Issuer Event of Default" means a Current Issuer Note Event of
Default;

"Current Issuer Income Deficit" means the amount of the shortfall between Current Issuer Available Revenue Receipts and the amounts required to pay items (A) through (E) (inclusive), (G), (I) and (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"Current Issuer Intercompany Loan" means the loan made by the Current Issuer to Funding on or about the Closing Date pursuant to the Current Issuer Intercompany Loan Agreement;

"Current Issuer Intercompany Loan Agreement" means together the Current Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions;

"Current Issuer Intercompany Loan Confirmation" means the loan confirmation in respect of the Current Issuer Intercompany Loan Agreement entered into on or about the Closing Date and made between Funding, the Current Issuer, the Security Trustee and the Current Issuer Agent Bank;

"Current Issuer Intercompany Loan Event of Default" means the occurrence of an Intercompany Loan Event of Default as specified in the Current Issuer Intercompany Loan Agreement;

"Current Issuer Jersey Enforcement Notice" has the meaning given to it in Clause 7.2 of the Current Issuer Deed of Charge;

"Current Issuer Jersey Secured Property" means, at any time, the Current Issuer Charged Property which is situated in Jersey at such time;

"Current Issuer Ledgers" means the Current Issuer Revenue Ledger, the Current Issuer Principal Ledger, the Current Issuer Reserve Fund Ledger, the Current Issuer Liquidity Reserve Ledger, the Current Issuer Principal Deficiency Ledger and the Swap Collateral Ledger and any other ledger required to be maintained pursuant to the Current Issuer Cash Management Agreement;

"Current Issuer Liquidity Reserve Fund" means the liquidity reserve fund in Funding's name which Funding will be required to establish pursuant to the Current Issuer Intercompany Loan Agreement if the long term, unsecured, unsubordinated and unguaranteed debt obligations of the Seller cease to be rated at least A3 by Moody's or A- by Fitch (unless Moody's or Fitch, as applicable, confirms that the then-current ratings of the Notes will not be adversely affected). The Current Issuer Liquidity Reserve Fund, if any, will be funded to the relevant Current Issuer Liquidity Reserve Required Amount;

"Current Issuer Liquidity Reserve Ledger" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Liquidity Reserve Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Liquidity Reserve Fund;

"Current Issuer Liquidity Reserve Required Amount" means an amount as of any Payment Date equal to the excess, if any, of 3% of the aggregate outstanding balance of the Notes on that Payment Date over amounts standing to the credit of the Current Issuer Reserve Fund on that Payment Date;

"Current Issuer Master Definitions Schedule" means this master definitions schedule relating to the Current Issuer and the Current Issuer Transaction Documents signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on or about the Closing Date, as the same may be amended, restated and supplemented from time to time;

"Current Issuer New Funding Secured Creditors" means the Current Issuer Start-Up Loan Provider and the Current Issuer;

"Current Issuer Note Determination Date" means the Distribution Date immediately preceding each Payment Date;

"Current Issuer Note Enforcement Notice" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee declaring any of the Current Issuer Notes to be due and repayable pursuant to Condition 9 of the Current Issuer Notes;

"Current Issuer Note Event of Default" means the occurrence of an event of default by the Current Issuer as specified in Condition 9 of the Current Issuer Notes;

"Current Issuer Notes" means the US Notes and Reg S Notes issued by the Current Issuer or any of them as the context may require;

"Current Issuer Paying Agent and Agent Bank Agreement" means the paying agent and agent bank agreement to be entered into on or about the Closing Date between, inter alios, the Current Issuer, the Note Trustee, the Principal Paying Agent, the US Paying Agent and the other Agents and any other agreement for the time being in force appointing successor agents and shall include any additional and/or replacement paying agent and agent bank agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"Current Issuer Post-Enforcement Call Option Agreement" means the post-enforcement call option agreement to be entered into on or about the Closing Date between the Current Issuer, the Current Issuer Post-Enforcement Call Option Holder and the Note Trustee;

Current Issuer Post-Enforcement Call Option Holder" means GPCH Limited, a company incorporated with limited liability under the laws of England and Wales, registered number 4128437, or such other person or persons for the time being acting as post-enforcement call option holder under the Current Issuer Post-Enforcement Call Option Agreement;

"Current Issuer Post-Enforcement Priority of Payments" means the order of priority of payments in which Current Issuer Available Revenue Receipts, Current Issuer Available Principal Receipts and all other monies and proceeds received or recovered by or on behalf of the Current Issuer or the Note Trustee or any Receiver will be applied following enforcement of the Current Issuer Security and as set out in Schedule 2 to the Current Issuer Deed of Charge (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"Current Issuer Post-Liquidity Payments" means the payments set out in items
(H) through (L) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Post-Reserve Payments" means the payments set out in item (M) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Post-Start-up Payments" means the payments set out in items
(N) and (O) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Potential Note Event of Default" means any condition, event or act which with the lapse of time and/or the giving of any notice and/or determination of materiality and/or fulfilment of any similar condition would constitute a Current Issuer Note Event of Default;

"Current Issuer Pre-Enforcement Principal Priority of Payments" means the order of priority of payments in which the Current Issuer Available Principal Receipts will be applied until enforcement of the Current Issuer Security as set out in Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"Current Issuer Pre-Enforcement Priority of Payments" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments or the Current Issuer Pre-Enforcement Principal Priority of Payments;

"Current Issuer Pre-Enforcement Revenue Priority of Payments" means the order of priority of payments in which the Current Issuer Available Revenue Receipts will be applied until enforcement of the Current Issuer Security as set out in
Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"Current Issuer Pre-Liquidity Payments" means the payments set out in items
(A) through (G) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Pre-Reserve Payments".  Not applicable to this transaction;

"Current Issuer Principal Deficiency Ledger" means the ledger maintained by the Current Issuer Cash Manager in the name of the Current Issuer which will be established on the Closing Date and will be sub-divided into sub ledgers corresponding to the Class A Notes, the Class B Notes, the Class M Notes and the Class C Notes in order to record Losses on Mortgage Loans allocated to the Current Issuer Intercompany Loan which are to be applied to such Current Issuer Notes, the application of Current Issuer Available Principal Receipts in paying interest on such Current Issuer Notes and certain amounts ranking in priority thereto in accordance with the Current Issuer Pre-Enforcement Revenue Priority of Payments and the application by Funding of Issuer Allocable Principal Receipts of the Current Issuer to fund or replenish the Current Issuer Liquidity Reserve Fund (if any);

"Current Issuer Principal Deficiency Sub Ledger" means any of the Class A Principal Deficiency Sub Ledger, the Class B Principal Deficiency Sub Ledger, the Class M Principal Deficiency Sub Ledger, or the Class C Principal Deficiency Sub Ledger;

"Current Issuer Principal Ledger" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Principal Receipts standing to the credit of each of the Current Issuer Transaction Accounts from time to time;

"Current Issuer Principal Payments" means the payments set forth in items (A) through (G) under the Current Issuer Pre-Enforcement Principal Priority of Payments (or the relevant payments set forth in the equivalent items in such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Principal Receipts" means on any Payment Date principal amounts repaid by Funding in respect of the Current Issuer Intercompany Loan on such Payment Date;

"Current Issuer Priority of Payments" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments, the Current Issuer Pre-Enforcement Principal Priority of Payments or the Current Issuer Post-Enforcement Priority of Payments;

"Current Issuer Reserve Fund" means the reserve fund established in the name of Funding in respect of the Current Issuer as required under the terms of the Current Issuer Intercompany Loan on the Closing Date in an amount up to the Current Issuer Reserve Required Amount;

"Current Issuer Reserve Fund Ledger" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Reserve Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Reserve Fund;

"Current Issuer Reserve Required Amount" means an amount equal to
(GBP)33,400,000;

"Current Issuer Reserve Requirement" means the Current Issuer Reserve Requirement as the same relates to the Current Issuer and the Current Issuer Reserve Fund;

"Current Issuer Revenue Ledger" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Revenue Receipts standing to the credit of the Current Issuer Transaction Accounts from time to time;

"Current Issuer Revenue Receipts" means for the Current Issuer in respect of any Payment Date an amount equal to the sum of:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on such Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;

(3) interest received on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before such Payment Date,

(in each case for the avoidance of doubt not including amounts received in respect of principal);

"Current Issuer Secured Creditors" means the Note Trustee (and any Receiver appointed pursuant to the Current Issuer Deed of Charge), the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Paying Agents, the Agent Bank, the Registrar, the Transfer Agent and the Noteholders;

"Current Issuer Secured Obligations" means any and all of the monies, obligations and liabilities which the Current Issuer covenants to pay or discharge under or pursuant to Clause 2 of the Current Issuer Deed of Charge and all other amounts owed by it to the Current Issuer Secured Creditors under and pursuant to the Current Issuer Transaction Documents;

"Current Issuer Security" means the security granted by the Current Issuer under or pursuant to the Current Issuer Deed of Charge in favour of the Note Trustee for the benefit of the Current Issuer Secured Creditors;

"Current Issuer Start-up Loan" means the start-up loan that the Current Issuer Start-up Loan Provider shall make available to Funding pursuant to the Current Issuer Start-up Loan Agreement;

"Current Issuer Start-up Loan Agreement" means the agreement entered into on or about the Closing Date between Funding, the Current Issuer Start-up Loan Provider and the Security Trustee relating to the provision of the Current Issuer Start-up Loan to Funding as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement start-up loan agreement entered into by such parties in accordance with the Current Issuer Transaction Documents;

"Current Issuer Start-up Loan Provider" means Northern Rock, in its capacity as provider of the Current Issuer Start-up Loan and/or such other person or persons for the time being the lender under the Current Issuer Start-up Loan Agreement;

"Current Issuer Sterling Account" means the account of the Current Issuer (sort code 18-50-08, account number 10138266) held with the Current Issuer Account Bank, denominated in Sterling and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Sterling as may for the time being be in place with the prior consent of the Note Trustee;

"Current Issuer Subscription Agreement" means with respect to the Current Issuer Notes, the subscription agreement relating to the sale of the Reg S Notes, dated 19 September 2003 between the Current Issuer, Funding, the Mortgages Trustee and the Managers;

"Current Issuer Swap Agreements" means the Current Issuer Basis Rate Swap Agreement, the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements and "Current Issuer Swap Agreement" means any one of them;

"Current Issuer Swap Providers" means the Current Issuer Basis Rate Swap Provider, the Current Issuer Dollar Currency Swap Provider and the Current Issuer Euro Currency Swap Provider and "Current Issuer Swap Provider" means any one of them;

"Current Issuer Transaction Accounts" means the day to day bank accounts of the Current Issuer, held with the Current Issuer Account Bank and comprising the Current Issuer Euro Account, the Current Issuer Sterling Account and the Current Issuer Dollar Account as at the Closing Date, or any other account of the Current Issuer that may be opened, with the prior approval of the Note Trustee, after the Closing Date, and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge;

"Current Issuer Transaction Document" means any of the following documents:

(a)      the Current Issuer Subscription Agreement;

(b)      the Current Issuer Underwriting Agreement;

(c)      the Current Issuer Intercompany Loan Agreement;

(d)      the Current Issuer Deed of Charge;

(e)      the Current Issuer Deed of Accession;

(f)      the Current Issuer Basis Rate Swap Agreement;

(g)      the Current Issuer Dollar Currency Swap Agreements;

(h)      the Current Issuer Euro Currency Swap Agreements;

(i)      the Current Issuer Trust Deed;

(j)      the Current Issuer Paying Agent and Agent Bank Agreement;

(k)      the Current Issuer Cash Management Agreement;

(l)      the Current Issuer Post-Enforcement Call Option Agreement;

(m)      the Current Issuer Bank Account Agreement;

(n)      the Current Issuer Notes;

(o)      the Current Issuer Corporate Services Agreement

(p)      the Current Issuer Start-up Loan Agreement;

(q)      any Swap Collateral Ancillary Document; and

(r) each other document entered into or to be entered into by the Current Issuer pursuant to or in connection with any of the above documents (including any agreement entered into by the Current Issuer as a replacement of any of the above agreements upon the termination thereof);

"Current Issuer Trust Deed" means the trust deed entered into on or about the Closing Date between the Current Issuer and the Note Trustee constituting the Current Issuer Notes;

"Current Issuer Underwriting Agreement" means in relation to the Current Issuer Notes, the underwriting agreement relating to the sale of the US Notes, dated 19 September 2003, among the Current Issuer, Funding, the Mortgages Trustee and the Underwriters;

"Cut-Off Date" means 31 July 2003;

"Deferred Interest" in relation to the Current Issuer Notes has the meaning given to it under Condition 4 of the Current Issuer Notes;

"Designated Subsidiary" means a designated subsidiary of the Current Issuer Post-Enforcement Call Option Holder, to be designated by notice from the Current Issuer Post-Enforcement Call Option Holder to the Note Trustee at the discretion of the Current Issuer Post-Enforcement Call Option Holder;

"Determination Date" means the first Business Day of any calendar month which includes a Payment Date;

"Determination Period" means the period from (and including) the Closing Date to (but excluding) the first Determination Date and thereafter from (and including) one Determination Date to (but excluding) the next Determination Date;

"Distribution Compliance Period" means, in relation to the Current Issuer Notes, 40 days after the later of the commencement of the offering of the Current Issuer Notes and the Closing Date;

"Dollar Currency Swap Agreements" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Agreements and for any other Issuer, the ISDA Master Agreements, Schedules, Confirmations and any Credit Support Annexes or other credit support documents thereto entered into among such Issuer, the related Dollar Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement dollar currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"Dollar Currency Swap Provider" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Provider and for any other Issuer, the Dollar Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Dollar Currency Swap Provider Default" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Dollar Currency Swap Agreements) or a Downgrade Termination Event under the Current Issuer Dollar Currency Swap Agreements where the Current Issuer Dollar Currency Swap Provider is the Defaulting Party or the Affected Party (as defined in the Current Issuer Dollar Currency Swap Agreements);

"Dollar Currency Swap Rates" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Rates;

"Dollar Currency Swaps" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Dollar Currency Swap Agreements for such Issuer;

"Dollar Global Note Certificates" means the Global Note Certificates issued in respect of the Dollar Notes and the "Dollar Global Note Certificate" means any one of them;

"Dollar Interest Determination Date" means two London Business Days before the first day of the Interest Period for which the rate will apply;

"Dollar Notes" means, in relation to the Current Issuer, the Series 1 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in U.S. Dollars;

"Downgrade Termination Event" in relation to the Current Issuer Basis Rate Swap Provider, has the meaning given to it in the Current Issuer Basis Rate Swap Agreement and in relation to any Current Issuer Currency Swap Provider, has the meaning given to it in the relevant Current Issuer Currency Swap Agreement;

"Drawdown Date" means, in respect of the Current Issuer Intercompany Loan, the Closing Date and, in respect of an Intercompany Loan made by any other Issuer, the date on which the relevant Intercompany Loan was made to Funding by such Issuer;

"DTC Custodian" means Citibank, N.A. in its capacity as custodian for DTC in respect of the Dollar Global Note Certificates;

"Euro Currency Swap Agreements" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Agreements and for any other Issuer, the ISDA Master Agreements, Schedules, Confirmations, and any Credit Support Annexes or other credit support documents thereto entered into among such Issuer, the related Euro Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement euro currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"Euro Currency Swap Provider" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Provider and for any other Issuer, the Euro Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Euro Currency Swap Provider Default" means the occurrence of an Event of Default (as defined in the Current Issuer Euro Currency Swap Agreements) or a Downgrade Termination Event under the Current Issuer Euro Currency Swap Agreements where the Current Issuer Euro Currency Swap Provider is the Defaulting Party or Affected Party (as defined in the Current Issuer Euro Currency Swap Agreements);

"Euro Currency Swap Rate" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Rate;

"Euro Currency Swaps" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Euro Currency Swap Agreements for such Issuer;

"Euro Global Note Certificates" means the Global Note Certificates issued in respect of the Euro Notes and the "Euro Global Note Certificate" means any one of them;

"Euro Interest Determination Date" means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

"Euro Notes" means in relation to the Current Issuer, the Series 2 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in Euro;

"Event of Default" means, as the context requires, any of the following:

(a) in relation to the Current Issuer Notes, a Current Issuer Note Event of Default;

(b) in relation to Previous Issuer Notes issued by a Previous Issuer, a Note Event of Default pursuant to the Terms and Conditions of such Previous Issuer Notes;

(c) in relation to the New Notes issued by any New Issuer, a Note Event of Default pursuant to the Terms and Conditions of such New Notes;

(d) in relation to the Current Issuer Intercompany Loan Agreement, a Current Issuer Intercompany Loan Event of Default;

(e) in relation to the Previous Issuer Intercompany Loan Agreements, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of the such Previous Issuer;

(f) in relation to any New Intercompany Loan Agreement, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of such New Issuer;

"Exchange Date" has the meaning specified in each form of Global Note Certificate attached as Schedule 1 to the Current Issuer Trust Deed;

"Extraordinary Resolution" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"Final Maturity Date" means:

(a) in respect of the Series 1 Class A1 Notes, the Payment Date falling in January 2019;

(b) in respect of the Series 1 Class A2 Notes, the Payment Date falling in January 2024; and

(c) and in respect of any other Current Issuer Notes, the Payment Date falling in January 2044;

"Final Repayment Date" means, in respect of the Current Issuer Intercompany Loan, the Payment Date falling in January 2044 and in relation to any other Intercompany Loan the date specified under the relevant Issuer Transaction Documents;

"Financial Year" means, in relation to the Current Issuer, Holdings, the Mortgages Trustee, Funding and the Current Issuer Post Enforcement Call Option Holder, each twelve month period ending on the last day of the calendar year;

"Fixed Rate Ratio" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Fixed Rate Spread" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Flexible Ratio" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Flexible Spread" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Flexible Swap Rate" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Form of Proxy" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Funding (Current Issuer) Bank Account Agreement" means the agreement entered into on the Closing Date among the Account Bank, Funding and others which governs the operation of the Funding (Current Issuer) GIC Account;

"Funding (Current Issuer) Guaranteed Investment Contract" means the guaranteed investment contract entered into with respect to the Current Issuer among Funding, the Funding GIC Provider and others under which the Funding GIC Provider agrees to pay Funding a guaranteed rate of interest on the balance from time to time of the Funding (Current Issuer) GIC Account;

"Funding (Current Issuer) GIC Account" means the account in the name of Funding into which will be deposited amounts in respect of the related Current Issuer Reserve Fund and the Current Issuer Liquidity Reserve Fund, if any, established for the benefit of the Current Issuer, which account is held at the Account Bank and maintained subject to the terms of the related Funding (Current Issuer) Guaranteed Investment Contract, the related Funding (Current Issuer) Bank Account Agreement and the Funding Deed of Charge, or any additional or replacement account as may for the time being be in place with the prior consent of the Security Trustee;

"Further Mortgage Loans" means any Mortgage Loan which was assigned by the Seller to the Mortgages Trustee on 26 March 2001 under the terms of the Mortgage Sale Agreement and referenced by its Mortgage Loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that Mortgage Loan under the relevant Mortgage Conditions by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

"Global Note Certificates" means the note certificates in global form issued in respect of the Current Issuer Notes, initially in the form of the US Global Note Certificates and the Reg S Global Note Certificates or any of them and "Global Note Certificate" means any one of them;

"Holder" or "holder" means, in relation to the Current Issuer Notes, the person in whose name a Current Issuer Note, for the time being is registered in the Register (or in the case of joint holders, the first named thereof);

"Individual Note Certificates" means the note certificates representing the Current Issuer Notes in definitive form;

"Initial Relevant Screen Rate" has the meaning specified in Condition 4(C) of the Current Issuer Notes;

"Insolvency Event" in respect of the Seller, the Administrator, the Cash Manager or the Current Issuer Cash Manager (each, for the purposes of this definition, a "Relevant Entity") means:

(a) an order is made or an effective resolution passed for the winding up of the Relevant Entity (except, in any such case, a winding-up or dissolution for the purpose of a reconstruction or amalgamation the terms of which have been previously approved by the Security Trustee);

(b) the Relevant Entity ceases or threatens to cease to carry on its business or stops payment or threatens to stop payment of its debts or is deemed unable to pay its debts within the meaning of section 123(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amounts of its liabilities (taking into account, for both these purposes, contingent and prospective liabilities) or otherwise becomes insolvent;

(c) proceedings are initiated against the Relevant Entity under any applicable liquidation, administration, reorganisation (other than a reorganisation where the Relevant Entity is solvent) or other similar laws, save where such proceedings are being contested in good faith; or an administrative or other receiver, administrator or other similar official is appointed in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or a distress, execution or diligence or other process is enforced upon the whole or any substantial part of the undertaking or assets of the Relevant Entity and in any of the foregoing cases it is not discharged within 30 London Business Days; or if the Relevant Entity initiates or consents to judicial proceedings relating to itself under any applicable liquidation, administration, insolvency, reorganisation or other similar laws or makes a conveyance or assignment for the benefit of its creditors generally;

and in respect of the Current Issuer and Funding (for the purposes of this definition, a "Relevant Entity"), means:

(a) except for the purposes of an amalgamation or restructuring as described in sub-clause (b) below, the Relevant Entity ceases or threatens to cease to carry on all or a substantial part of its business or the Relevant Entity is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts within the meaning of section 123(2) of the Insolvency Act 1986 (as amended, modified or re-enacted); or

(b) an order is made or an effective resolution is passed for the winding up of the Relevant Entity (except for the purposes of or pursuant to an amalgamation, restructuring or merger previously approved by the Note Trustee or the Security Trustee, as the case may be (or as approved in writing by an Extraordinary Resolution (as defined in the Current Issuer Trust Deed) of the Class A Noteholders); or

(c) proceedings are otherwise initiated against the Relevant Entity under any applicable liquidation, insolvency, composition, reorganisation or other similar laws (including, but not limited to, presentation of a petition for an administration order) and (except in the case of presentation of a petition for an administration order) such proceedings are not, in the opinion of the Note Trustee or the Security Trustee (as the case may be), being disputed in good faith with a reasonable prospect of success; or an administration order being granted or an administrative receiver or other receiver, liquidator or other similar official being appointed in relation to the Relevant Entity or in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Relevant Entity, or a distress, execution, diligence or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Relevant Entity and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days; or the Relevant Entity initiating or consenting to judicial proceedings relating to itself under applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally;

"Interest Amounts" has the meaning given to it under Condition 4(d) of the Current Issuer Notes;

"Interest Determination Date" means, in relation to the Current Issuer Notes:

(a) in respect of the US Notes, the date which is two London Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

(b) in respect of the Sterling Notes, in respect of the first Interest Period, the Closing Date, and in respect of subsequent Interest Periods, the first day of the Interest Period for which the relevant interest rate will apply; and

(c) in respect of the Euro Notes, the date which is two TARGET Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

"Interest Period" means:

(a) in relation to each of the Current Issuer Notes and any Payment Date, the period from (and including) the immediately preceding Payment Date for such Current Issuer Note (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Payment Date for such Current Issuer Note; and

(b) in relation to the Current Issuer Start-up Loan and any Payment Date, the period from (and including) the immediately preceding Payment Date (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Payment Date.

"Issuer Amount" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Jersey Secured Property" means, as the context requires, the Current Issuer Jersey Secured Property or the Funding Jersey Secured Property;

"Jersey Security Interest" means a Security Interest created in accordance with Jersey law pursuant to any relevant Transaction Document;

"Junior Noteholders" means the holders for the time being of the Class C
Notes;

"Junior Notes" means, in relation to the Current Issuer, the Class C Notes;

"Lead Managers" means, in relation to the Current Issuer Notes (1) in respect of the US Notes, J.P. Morgan Securities Inc. and Lehman Brothers Inc. and (2) in respect of the Reg S Notes, Barclays Bank PLC, J.P. Morgan Securities Ltd and Lehman Brothers International (Europe);

"Managers" means, in relation to the Reg S Notes issued by the Current Issuer, J.P. Morgan Securities Ltd, Lehman Brothers International (Europe), ING Belgium SA/NV., Barclays Bank PLC and Deutsche Bank AG London;

"Master Definitions Schedule" means the master definitions schedule signed for the purposes of identification by Brown & Wood and Clifford Chance Limited Liability Partnership on or about 26 March 2001, as has been and may be amended, restated, varied or supplemented from time to time, which is a schedule of the definitions used in the Transaction Documents;

"Mezzanine Noteholders" means the holders for the time being of the Class B
Notes;

"Mezzanine Notes" means, in relation to the Current Issuer, the Class B Notes;

"Note Certificates" means any Global Note Certificates or Individual Note Certificates;

"Note Determination Date" means, in relation to the Current Issuer Notes, the Current Issuer Note Determination Date, in relation to Notes issued by any other Issuer, the Distribution Date immediately preceding the relevant Payment Date;

"Note Enforcement Notice" means, in relation to the Current Issuer, the Current Issuer Note Enforcement Notice and in relation to any other Issuer, a notice issued by the Note Trustee to such Issuer and the Security Trustee on the occurrence of a Note Event of Default, declaring the Notes issued by that Issuer or any class of such Notes to be due and repayable pursuant to the Conditions of such Notes;

"Note Event of Default" means, in relation to the Current Issuer, a Current Issuer Note Event of Default and, in relation to any other Issuer, the occurrence of an event of default by such Issuer as specified in the relevant Conditions of the Notes issued by such Issuer;

"Noteholders" means, in relation to the Current Issuer Notes, the Class A Noteholders, the Class B Noteholders, the Class M Noteholders and the Class C Noteholders or any of them, in relation to Notes issued by any other Issuer, the holders for the time being of such Notes;

"Notes" means, in relation to the Current Issuer, the Current Issuer Notes and, in relation to any other Issuer, the notes issued by such Issuer;

"notice" means, in respect of notice being given to the Noteholders, a notice duly given in accordance with, in the case of the Current Issuer Notes, Condition 14 of the Current Issuer Notes and, in the case of Notes issued by any other Issuer, the relevant equivalent Condition of such Notes;

"Offering Circular" means, in relation to the Current Issuer Notes, the offering circular dated 19 September 2003 relating to the issue of the Reg S Notes and, in relation to Notes issued by any other Issuer, the offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Prospectus attached thereto;

"Officers' Certificate" means with respect to any Person, a certificate signed by any director or equivalent officer of such Person. Each such certificate shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions thereof;

"Opinion of Counsel" means an opinion in writing signed by legal counsel who shall be acceptable to the Note Trustee and who may be counsel to the Current Issuer or to an affiliate of the Current Issuer or to such other party as the Note Trustee may from time to time agree. Each such opinion shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions hereof;

"Paying Agent and Agent Bank Agreement" means, in relation to the Current Issuer, the Current Issuer Paying Agent and Agent Bank Agreement, in relation to any other Issuer, the Paying Agent and Agent Bank Agreement with respect to such Issuer as defined in the Issuer Master Definitions Schedule relating to such Issuer;

"Paying Agents" means the Principal Paying Agent and the US Paying Agent initially appointed as paying agents pursuant to the Current Issuer Paying and Agent Bank Agreement or, if applicable, any successor paying agents;

"Payment Date" means, in relation to the Current Issuer Notes, the 20th day of January, April, July and October in each year beginning in January 2004 or, if such day is not a Business Day, the next succeeding Business Day;

"Pool Factor" has the meaning specified in Condition 5(C) of the Current Issuer Notes;

"Potential Current Issuer Event of Default" has the same meaning as "Potential Note Event of Default";

"Preliminary Offering Circular" means, in relation to the Current Issuer Notes, the preliminary offering circular dated 4 September 2003 relating to the Reg S Notes and, in relation to Notes issued by any other Issuer, the preliminary offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Preliminary Prospectus attached thereto;

"Preliminary Prospectus" means, in relation to the Current Issuer Notes, the preliminary prospectus dated 4 September 2003 relating to the US Notes and, in relation to Notes issued by any other Issuer, the preliminary prospectus relating to the US Notes issued by such Issuer;

"Principal Amount Outstanding" in relation to the Current Issuer Notes, has the meaning set out in Condition 5(C) of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"Principal Paying Agent" means in relation to the Current Issuer Notes, Citibank, N.A., whose principal office is 5 Carmelite Street, London EC4Y 0PA, in its capacity as principal paying agent at its specified office initially appointed as a principal paying agent pursuant to the Current Issuer Principal Paying and Agent Bank Agreement or, if applicable, any successor principal paying agent at its specified office;

"Prospectus" means, in relation to the Current Issuer Notes, the prospectus dated 19 September 2003 relating to the US Notes and, in relation to Notes issued by any other Issuer, the prospectus relating to the US Notes issued by such Issuer;

"Proxy" has the meaning specified in Schedule 4 to the Current Issuer Trust
Deed;

"Rate of Interest" in relation to the Current Issuer Notes, has the meaning given in Condition 4 of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"Rating Agencies" means S&P, Moody's and Fitch, and "Rating Agency" means any of them;

"Reasonable Prudent Mortgage Lender" or "reasonable prudent mortgage lender" means a reasonably prudent prime residential mortgage lender lending to Borrowers in England and Wales who generally satisfy the lending criteria of traditional sources of residential mortgage capital;

"Record Date" means the fifteenth day before the due date for any payment on the Notes;

"Reference Banks" means the principal London office of each of Citibank N.A., ABN AMRO Bank N.V., Barclays Bank plc and The Royal Bank of Scotland plc or any bank that replaces such bank;

"Reference Lenders" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Reg S Notes" means, in relation to the Current Issuer, the Series 2 Notes and the Series 3 Notes;

"Register" means the register of Noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes that each Noteholder owns;

"Registrar" in respect of the Current Issuer Notes, means Citibank, N.A., acting through its office at 5 Carmelite Street, London EC4Y 0PA appointed initially pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor registrar at its specified office, and procured by the Current Issuer to maintain the Register;

"Registration Statement" means the registration statement on Form S-11 (No. 333-107463) as filed with the SEC;

"Regulation S Legend" has the meaning given to it in Section 16 of Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"Regulations" means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in
Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"Relevant Margin" has the meaning specified in Condition 4 of the Current Issuer Notes;

"Relevant Note" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Relevant Screen Rate" has the meaning specified in Condition 4 of the Current Issuer Notes;

"Representative" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Security Documents" means the Current Issuer Deed of Charge, the Funding Deed of Charge and each Deed of Accession entered into pursuant to the Funding Deed of Charge and any other security document entered into pursuant to any of the foregoing;

"Senior Noteholders" means the holders for the time being of the Class A
Notes;

"Senior Notes" means, in relation to the Current Issuer, the Class A Notes;

"Series 1 Class A1 Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A1 Notes in Dollars;

"Series 1 Class A2 Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A2 Notes in Dollars;

"Series 1 Class A3 Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A3 Notes in Dollars;

"Series 1 Class A1 Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class A2 Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class A3 Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class A1 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class A1 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class A2 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class A2 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class A3 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class A3 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class A Global Note Certificates" means the Series 1 Class A1 Global Note Certificate, the Series 1 Class A2 Global Note Certificate and the Series 1 Class A3 Global Note Certificate and the "Series 1 Class A Global Note Certificate" means any one of them;

"Series 1 Class A Noteholders" means the Series 1 Class A1 Noteholders, the Series 1 Class A2 Noteholders and the Series 1 Class A3 Noteholders or any of them;

"Series 1 Class A1 Noteholders" means the holders for the time being of the Series 1 Class A1 Notes;

"Series 1 Class A2 Noteholders" means the holders for the time being of the Series 1 Class A2 Notes;

"Series 1 Class A3 Noteholders" means the holders for the time being of the Series 1 Class A3 Notes;

"Series 1 Class A Notes" means the Series 1 Class A1 Notes and the Series 2 Class A2 Notes or any of them;

"Series 1 Class A1 Notes" means the notes comprising the $750,000,000 Floating Rate Notes due January 2019 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A1 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global

Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class A1 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class A2 Notes" means the notes comprising the $750,000,000 Floating Rate Notes due January 2024 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A2 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class A2 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class A3 Notes" means the notes comprising the $500,000,000 Floating Rate Notes due January 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A3 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class A3 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class B Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class B Notes in Dollars;

"Series 1 Class B Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class B Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class B Noteholders" means the holders for the time being of the Series 1 Class B Notes;

"Series 1 Class B Notes" means the notes comprising the $72,000,000 Floating Rate Notes due January 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Form of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class M Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class M Notes in Dollars;

"Series 1 Class M Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class M Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class M Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer

Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class M Noteholders" means the holders for the time being of the Series 1 Class M Notes;

"Series 1 Class M Notes" means the notes comprising the $27,000,000 Floating Rate Notes due January 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Series 1 Class M Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class M Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class C Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class C Notes in Dollars;

"Series 1 Class C Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class C Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class C Noteholders" means the holders for the time being of the Series 1 Class C Notes;

"Series 1 Class C Notes" means the notes comprising the $50,000,000 Floating Rate Notes due January 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Series 1 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Global Note Certificates" means collectively the Series 1 Class A Global Note Certificates, the Series 1 Class B Global Note Certificate, the Series 1 Class M Global Note Certificate and the Series 1 Class C Global Note Certificate and "Series 1 Global Note Certificate" means any one of them;

"Series 1 Notes" means collectively the Series 1 Class A Notes, the Series 1 Class B Notes, the Series 1 Class M Notes and the Series 1 Class C Notes;

"Series 2 Class A Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class A Notes in Euro;

"Series 2 Class A Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class A Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class A Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class A Noteholders" means the holders for the time being of the Series 2 Class A Notes;

"Series 2 Class A Notes" means the notes comprising the (Euro)640,000,000 Floating Rate Notes due January 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class A Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class A Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class B Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class B Notes in Euro;

"Series 2 Class B Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class B Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class B Noteholders" means the holders for the time being of the Series 2 Class B Notes;

"Series 2 Class B Notes" means the notes each comprising the (Euro)23,000,000 Floating Rate Notes due January 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class M Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class M Notes in Euro;

"Series 2 Class M Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class M Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class M Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class M Noteholders" means the holders for the time being of the Series 2 Class M Notes;

"Series 2 Class M Notes" means the notes each comprising the (Euro)7,500,000 Floating Rate Notes due January 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class M Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class M Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class C Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class C Notes in Euro;

"Series 2 Class C Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class C Global Note Certificate means the Global Note Certificate to be issued in respect of the Series 2 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class C Noteholders" means the holders for the time being of the Series 2 Class C Notes;

"Series 2 Class C Notes" means the notes comprising the (Euro)55,000,000 Floating Rate Notes due January 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Global Note Certificates" means collectively the Series 2 Class A Global Note Certificate, the Series 2 Class B Global Note Certificate, the Series 2 Class M Global Note Certificate and the Series 2 Class C Global Note Certificate and "Series 2 Global Note Certificate" means any one of them;

"Series 2 Notes" means collectively the Series 2 Class A Notes, the Series 2 Class B Notes, the Series 2 Class M Notes and the Series 2 Class C Notes;

"Series 3 Class A Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 3 Class A Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class A Noteholders" means the holders for the time being of the Series 3 Class A Notes;

"Series 3 Class A Notes" means the notes comprising the (GBP)340,000,000 Floating Rate Notes due January 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class A Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global

Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class A Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Class B Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 3 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class B Noteholders" means the holders for the time being of the Series 3 Class B Notes;

"Series 3 Class B Notes" means the notes comprising the (GBP)28,500,000 Floating Rate Notes due January 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Class M Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 3 Class M Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class M Noteholders" means the holders for the time being of the Series 3 Class M Notes;

"Series 3 Class M Notes" means the notes comprising the (GBP)11,500,000 Floating Rate Notes due January 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class M Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class M Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Class C Global Note Certificate means the Global Note Certificate to be issued in respect of the Series 3 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class C Noteholders" means the holders for the time being of the Series 3 Class C Notes;

"Series 3 Class C Notes" means the notes comprising the (GBP)7,500,000 Floating Rate Notes due January 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Global Note Certificates" means collectively the Series 3 Class A Global Note Certificate, the Series 3 Class B Global Note Certificate, the Series 3 Class M Global Note Certificate and the Series 3 Class C Global Note Certificate and "Series 3 Global Note Certificate" means any one of them;

"Series 3 Notes" means collectively the Series 3 Class A Notes, the Series 3 Class B Notes, the Series 3 Class M Notes and the Series 3 Class C Notes;

"Specified Office" means, as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Current Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Current Issuer and the Note Trustee pursuant to the Current Issuer Paying Agent and Agent Bank Agreement;

"Step-up Date" means the Payment Date in respect of an Issuer on which the interest rate on the Notes issued by such Issuer increases by a pre-determined amount following the payment made by such Issuer on such Payment Date, which date in respect of the Current Issuer is the Payment Date occurring in January 2009;

"Sterling Global Note Certificates" means the Global Note Certificates issued in respect of the Sterling Notes and the "Sterling Global Note Certificate" means any one of them;

"Sterling Notes" means, in relation to the Current Issuer, the Series 3 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in Sterling;

"Subordinated Principal Test":

(a) in respect of the Current Issuer Notes, means the test which is satisfied (1) on any Payment Date occurring on or after the fourth anniversary of the Closing Date; and (2) on any Payment Date on which the percentage equal to the aggregate Principal Amount Outstanding of the Class B Notes, the Class M Notes and the Class C Notes as at that Payment Date over the aggregate Principal Amount Outstanding of the Current Issuer Notes as at that Payment Date is greater than the product of (i) 2 and (ii) the percentage equal to the aggregate Principal Amount Outstanding of the Class B Notes, the Class M Notes and the Class C Notes as at the Closing Date over the aggregate Principal Amount Outstanding of the Current Issuer Notes as at the Closing Date;

(b) in respect of any Previous Issuer Notes, has the meaning given to it in the Issuer Master Definitions Schedule relating to that Previous Issuer; or

(c) in respect of any New Notes issued by any New Issuer, has the meaning given to it in the Issuer Master Definitions Schedule relating to that New Issuer;

"Swap Collateral" means any asset (including, without limitation, Cash and/or securities) paid or transferred to the Current Issuer by a Current Issuer Swap Provider in accordance with the terms of the relevant Current Issuer Swap Agreement as collateral to secure the performance of that Current Issuer Swap Provider's obligations under the relevant Current Issuer Swap Agreement together with any income or distributions received in respect of such asset and any equivalent of or replacement of such asset into which such asset is transformed;

"Swap Collateral Accounts" means the Swap Collateral Cash Account and the Swap Collateral Securities Account;

"Swap Collateral Ancillary Document" means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Current Issuer Swap Agreements, the Current Issuer Cash Management Agreement and the Current Issuer Deed of Charge) as may be entered into by the Issuer from to time in connection with Swap Collateral;

"Swap Collateral Available Principal Amount" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Principal Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

"Swap Collateral Available Revenue Amount" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Revenue Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

"Swap Collateral Cash Account" means an account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in Cash and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

"Swap Collateral Excluded Amount" means, at any time, the amount of Swap Collateral which may not be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer under the terms of the relevant Current Issuer Swap Agreement;

"Swap Collateral Ledger" means the ledger and any sub-ledgers maintained by the Current Issuer Cash Manager in the books of the Current Issuer in accordance with Clause 5.6 (Posted Collateral) of the Current Issuer Cash Management Agreement;

"Swap Collateral Securities Account" means a securities account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in the form of securities and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

"Swap Provider Amount" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Swap Replacement Payment" means any amount received by the Current Issuer from a replacement to any of the Current Issuer Swap Providers upon entry by the Current Issuer into an agreement with such replacement swap provider replacing a Current Issuer Swap Agreement which has terminated following the occurrence of a Downgrade Termination Event;

"Tax Credit" has the meaning, where applicable, given to it in each Current Issuer Swap Agreement;

"Telerate Page No. 3750" means the display designated as Page 3750 on the Dow-Jones/Telerate Monitor Service (or such other page as may replace Telerate Page No. 3750 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

"Three Month LIBOR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Transaction Document" means any of the following documents:

(a) the Mortgages Trust Deed;

(b) the Mortgage Sale Agreement;

(c) the Funding Deed of Charge;

(d) the Administration Agreement;

(e) the Cash Management Agreement;

(f) the Funding Guaranteed Investment Contract;

(g) the Mortgages Trustee Guaranteed Investment Contract;

(h) the Bank Account Agreement;

(i) the Collection Bank Agreement;

(j) the Share Trust Deed;

(k) Corporate Services Agreement; and

(l) Current Issuer Transaction Documents;

"Transfer Agent" means Citibank, N.A., acting through its Specified Office at 5 Carmelite Street, London EC4Y 0PA, and initially appointed by the Current Issuer under the Current Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Current Issuer Notes, or such other person for the time being acting as Transfer Agent under the Current Issuer Paying Agent and Agent Bank Agreement;

"Trust Deed" means, in relation to the Current Issuer, the Current Issuer Trust Deed and, in relation to any other Issuer, the trust deed entered into on the relevant Closing Date constituting the Notes issued by such Issuer;

"Trustee Acts" means both the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

"Underwriters" means, in relation to the US Notes issued by the Current Issuer, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and UBS Securities LLC;

"US Notes" means, in relation to the Current Issuer, the Series 1 Notes;

"US Paying Agent" means Citibank N.A. acting through its New York office as paying agent in the United States of America;

"Variable Rate Ratio" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Variable Rate Spread" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Variable Rate Swap SVR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement; and

"Weighted Average Fixed Rate" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement.

2.       Interpretation and Construction

Any reference in this Issuer Master Definitions Schedule or any Transaction Document to:

         "agreed form" means, in relation to any document, the draft of that document the form of which has been agreed between the parties thereto (or if such document is delivered pursuant to another Transaction Document, between the parties to such Transaction Document) and initialled on their behalf for the purpose of identification;

         the "assets" of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

         "disposal" shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and "dispose" shall be construed accordingly;

         a "guarantee" means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

         "indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

         a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day, provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to "months" shall be construed accordingly);

         "party" shall be construed as a party to a particular agreement, as the case may be;

         "subsidiary" means, (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

         "VAT" means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

         a "wholly-owned subsidiary" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

         the "winding-up" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.1 "(GBP)", "sterling", "Sterling" or "pounds sterling" denotes the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland; "(Euro)", "euro" or "Euro" denotes the lawful currency for the time being of the member states of the European Union that adopt the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, establishing the European Community as amended from time to time and as amended by, inter alia, the Treaty of European Union of 7th February, 1992; "$", "US$", "US dollars", "dollars" or "Dollars" denotes the lawful currency for the time being of the United States of America.

2.2 In this Issuer Master Definitions Schedule and in any of the Transaction Documents in which this Issuer Master Definitions
         Schedule is expressed to be incorporated or to which this Issuer Master Definitions Schedule is expressed to apply:

         (a) words denoting the singular number only shall include the plural number also and vice versa;

         (b) words denoting one gender only shall include the other genders;

         (c) words denoting persons only shall include firms and corporations and vice versa;

         (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

         (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

         (f) clause, paragraph and schedule headings are for ease of reference only;

         (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

         (h) unless stated otherwise reference to a time of day shall be construed as a reference to London (GMT) time; and

         (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.3 Save as provided otherwise, where any obligation in a Transaction Document is owed to more than one party that obligation is owed to each of them separately and may be enforced by any of them.

2.4 Where a term is used but not defined in this Issuer Master Definitions Schedule, that term shall have the meaning indicated in the Master Definitions Schedule.

3.       Governing Law

This Issuer Master Definitions Schedule is governed by, and shall be construed in accordance with, the laws of England.

                                  SCHEDULE 1

                            STANDARD DOCUMENTATION



         Part 1 Documents Used in the Origination of any Mortgage Type

------------------------------------------------------------------------------------------------------------------------------------
SABW       Document                                          Reference                      Usage period and notes
------------------------------------------------------------------------------------------------------------------------------------
A          Mortgage Brochures
------------------------------------------------------------------------------------------------------------------------------------
A1         Hard to beat - Mortgages - An Introduction        Dev 3  1.6.95                  From 1 Jun 1995 to Apr 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
A2         Hard to Beat - Keeping the Benefits Once Your     DEV 93                         From 19 Jun 1995
           Mortgage Ends                                     19.06.1995
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
A3         Mortgages - A guide to costs                      Dev 143 1.7.95                 From 1 Jul 1995 to Jul 1995
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
A4         Mortgages - A guide to costs                      Dev 143  14.7.95               From 14 Jul 1995 to Sep 1995
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
A5         Mortgages - A guide to costs                      Dev 143  4.9.95                From 4 Sep 1995 to Nov 1995
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
A6         Mortgages - A guide to costs                      Dev 143 30.11.95               From 30 Nov 1995 to Dec 1995
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
A7         Mortgages - A guide to costs                      Dev 143 13.12.95               From 13 Dec 1995 to Mar 1996
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
A8         Mortgages - A guide to costs                      Dev 143 8.3.96                 From 8 Mar 1996 to Jun 1996
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
A9         Mortgages - A guide to costs                      Dev 143 10.6.96                From 10 Jun 1996 to Feb 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
A10        Hard to Beat - Keeping the Benefits Once Your     DEV 93                         From 1 Sept 1996
           Mortgage Ends                                     01.9.1996
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
A11        Mortgages - A guide to costs                      Dev 143 11.2.97                From 11 Feb 1997 to Mar 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
A12        You and your mortgage - The Mortgage Code
           [Introductory leaflet]
------------------------------------------------------------------------------------------------------------------------------------
A13        The Mortgage Code                                 First Edition: March 1997      From Mar 1997
------------------------------------------------------------------------------------------------------------------------------------
A14        Mortgages - A guide to costs                      Dev 143 27.3.97                From 27 Mar 1997 to May 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
A15        Hard to beat - Mortgages - An Introduction        Dev 3  10.4.97                 From 10 Apr 1997 to Jul 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
A16        Mortgages - A guide to costs                      Dev 143 6.5.97                 From 6 May 1997 to Jul 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
A17        Hard to beat - Mortgages - An Introduction        Dev 3  1.7.97                  From 1 Jul 1997 to Oct 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
A18        Mortgages - A guide to costs - Hard to Beat       Dev 143 11.7.97                From 11 Jul 1997 to Oct 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------

                                      35

------------------------------------------------------------------------------------------------------------------------------------
SABW       Document                                          Reference                      Usage period and notes
------------------------------------------------------------------------------------------------------------------------------------
A19        Hard to beat - Mortgages - An Introduction        MAR 1  1.10.97                 From 1 Oct 1997 to Dec 1997
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A20        Mortgages - A guide to costs - Hard to Beat       MAR 2 1.10.97                  From 1 Oct 1997 to Nov 1997
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A21        Hard to Beat - Keeping the Benefits Once Your     MAR 9                          From 1 Oct 1997
           Mortgage Ends                                     01.10.1997
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A22        Mortgages - A guide to costs - Hard to Beat       MAR 2 12.11.97                 From 12 Nov 1997 to Feb 1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A23        Hard to beat - Mortgages - An Introduction        MAR 1 15.12.97                 From 15 Dec 1997 to Feb 1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A24        Hard to beat - Mortgages - An Introduction        MAR 1  12.2.98                 From 12 Feb 1998 to Oct 1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A25        Mortgages - A guide to costs - Hard to Beat       MAR 2 12.2.98                  From 12 Feb 1998 to Jun 1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A26        Hard to Beat - Keeping the Benefits Once Your     MAR 9                          From 12 Feb 1998
           Mortgage Ends                                     12.2.1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A27        The Mortgage Code                                 Second Edition: April 1998     From Apr 1998
------------------------------------------------------------------------------------------------------------------------------------
A28        Mortgages - A guide to costs - Hard to Beat       MAR 2/8267 17.6.98             From 17 Jun 1998 to Oct 1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A29        Hard to Beat - Keeping the Benefits Once Your     MAR 9/8375                     From 1 Aug 1998
           Mortgage Ends                                     01.8.1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A30        Mortgages - A guide to costs - Hard to Beat       MAR 2/8528 8.10.98             From 8 Oct 1998 to Nov 1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A31        Hard to beat - Mortgages - An Introduction        MAR 1 23.10.98                 From 23 Oct 1998 to Feb 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A32        Mortgages - A guide to costs - Hard to Beat       MAR 2/8600 5.11.98             From 5 Nov 1998 to Jan 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A33        Mortgages - A guide to costs - Hard to Beat       MAR 2/8729 7.1.99              From 7 Jan 1999 to Feb 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A34        Mortgages - A guide to costs - Hard to Beat       MAR 2/8789 4.2.99              From 4 Feb 1999 to Apr 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A35        Mortgages - An Introduction                       MAR 1  25.2.99                 From 25 Feb 1999 to Jun 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A36        Mortgages - A guide to costs - Hard to Beat       MAR 2/8923 13.4.99             From 13 Apr 1999 to Jun 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A37        Mortgages - the details                           MAR 23/8958 16.6.99            From 16 Jun 1999 to Jan 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A38        Mortgages - the costs                             MAR 244/8958 16.6.99           From 16 Jun 1999 to Jun 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A39        Mortgages - the costs                             MAR 244/9115 28.6.99           From 28 Jun 1999 to Nov 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A40        Mortgages - the costs                             MAR 244/9489 9.11.99           From 9 Nov 1999 to Jan 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A41        Mortgages - the details                           MAR 235/9611 4.1.2000          From 4 Jan 2000 to May 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

                                      36

------------------------------------------------------------------------------------------------------------------------------------
SABW       Document                                          Reference                      Usage period and notes
------------------------------------------------------------------------------------------------------------------------------------
A42        Mortgages - the costs                             MAR 244/9679 17.1.2000         From 17 Jan 2000 to Mar 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A43        Be straight with me - Mortgage costs in black     MAR 244/9815 4.3.2000          From 4 Mar 2000 to Apr 2000
           and white
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A44        Safe & Sure - Keeping the Benefits Once Your      MAR 9/9895                     From 14 Mar 2000
           Mortgage Ends                                     14.3.2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A45        Be straight with me - Mortgage costs in black     MAR 244/10029 27.4.2000        From 27 Apr 2000 to Jan 2001
           and white
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A46        Give me the facts - Mortgage details explained    MAR 235/9666 and 5.2000        From 1 May 2000 to Oct 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A47        Give me a choice - Mortgage deals to suit         MAR 236/10198 and 28.6.2000    From 28 Jun 2000 to Aug 2000
           everyone
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A48        Give me a choice - Mortgage deals to suit         MAR 236/10332 4.8.2000         From 4 Aug 2000
           everyone
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A49        Give me the facts - Mortgage details explained    MAR 235/10554 and 10.2000      From Oct 2000 to Jan 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A50        Give me the facts                                 MAR 235/10899                  From 10 Jan 2001 to Sep 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A51        Be straight with me - Mortgage costs in black     MAR 244/10868 10.1.2001        From 10 Jan 2001 to Feb 2001
           and white
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A52        Be straight with me - Mortgage costs in black     MAR 244/10998 8.2.2001         From 8 Feb 2001 to Apr 2001
           and white
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A53        Be straight with me - Mortgage costs in black     MAR 244/11170 5.4.2001         From 5 Apr 2001 to May 2001
           and white
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A54        Be straight with me - Mortgage costs in black     MAR 244/11281 10.5.2001        From 10 May 2001 to Aug 2001
           and white
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A55        Be straight with me - Mortgage costs in black     MAR 244/11592 2.8.2001         From 2 Aug 2001 to Sep 2001
           and white
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A56        Give me the facts                                 MAR 235/11679 3.9.2001         From 3 Sep 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A57        Be straight with me - Mortgage costs in black     MAR 244/11592 3.9.2001         From 3 Sep 2001 to Sep 2001
           and white
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A58        Be straight with me - Mortgage costs in black     MAR 244/11807 19.9.2001        From 19 Sep 2001 to Oct 2001
           and white
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A59        Be straight with me - Mortgage costs in black     MAR 244/11855 4.10.2001        From 4 Oct 2001 to Nov 2001
           and white
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

                                      37

------------------------------------------------------------------------------------------------------------------------------------
SABW       Document                                          Reference                      Usage period and notes
------------------------------------------------------------------------------------------------------------------------------------
A60        Be straight with me - Mortgage costs in black     MAR 244/11973 8.11.2001        From 8 Nov 2001
           and white
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A61        Safe & Sure - Keeping the Benefits Once Your      MAR 9/12119                    From 12 Dec 2001
           Mortgage Ends                                     12.12.2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A62        Give me the facts                                 MAR 235/12189 9.1.2002         From 9 Jan 2002
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A63        All you need to know about mortgages              MAR 235/12275 21.1.2002        From 21 Jan 2002
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A64        Be straight with me - Mortgage costs in black     MAR 244/12486 1.4.2002         From 1 Apr 2002
           and white
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A65        All you need to know about mortgages              MAR 235/12537 9.5.2002         From 9 May 2002
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A66        Be straight with me - Mortgage costs in black     MAR 244/12539 9.5.2002         From 9 May 2002
           and white
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A67        Be straight with me - Mortgage costs in black     MAR 244/12859 26.7.2002        From 26 Jul 2002
           and white
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A68        All you need to know about mortgages              MAR 235/13039 10.10.2002       From 10 Oct 2002
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A69        I want a shorter mortgage, and I want             MAR 617/13070                  From 10 Oct 2002
           guarantees - Mortgages Guaranteed Repayment       10.10.2002
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A70        Be straight with me - Mortgage costs in black     MAR 244/12123 10.10.2002       From 10 Oct 2002
           and white
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A71        Hard to Beat - Keeping the Benefits Once Your     MAR 9                          From 1 Oct 1997
           Mortgage Ends                                     01.10.1997
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
A72        Mortgage costs in black and white                 MAR 244/13280                  From 6 Jan 2003
           Northern Rock plc                                 06.01.2003
------------------------------------------------------------------------------------------------------------------------------------
A73        All you need to know about Mortgages              MAR 235/13279                  From 9 Jan 2003
           Northern Rock plc                                 09.01.2003
------------------------------------------------------------------------------------------------------------------------------------
A74        I want a shorter mortgage, and guarantee          MAR 617/13371                  From 10 Jan 2003
------------------------------------------------------------------------------------------------------------------------------------
A75        Mortgage costs in black and white                 MAR 244/13437                  From 27 Jan 2003
           Northern Rock plc                                 27.01.2003
------------------------------------------------------------------------------------------------------------------------------------
A76        Mortgage costs in black and white                 MAR 244/13501                  From 8 Feb 2003
           Northern Rock plc                                 08.02.2003
------------------------------------------------------------------------------------------------------------------------------------
A77        Mortgages - safe and sure - keep the benefits     MAR 9/12337                    Valid until further notice 1.2.2003
           once your mortgage is paid off                    1.3.2003
------------------------------------------------------------------------------------------------------------------------------------
A78        Mortgage Deals to Suit Everyone - Update 18       MAR 236                        Valid until further notice - 18.6.2003
           June 2003                                         18.6.2003
------------------------------------------------------------------------------------------------------------------------------------
A79        I want a Shorter Mortgage, and I want Guarantees  MAR 617/13538                  Valid until further notice - 18.6.2003
                                                             18.6.2003
------------------------------------------------------------------------------------------------------------------------------------
A80        What's it going to Cost?                          MAR 302                        Valid until further notice - 18.6.2003
                                                             18.6.2003
------------------------------------------------------------------------------------------------------------------------------------

                                      38

------------------------------------------------------------------------------------------------------------------------------------
SABW       Document                                          Reference                      Usage period and notes
------------------------------------------------------------------------------------------------------------------------------------
A81        I want to Buy to Let                              MAR 466/13927                  Valid until further notice - 18.6.2003
                                                             18.6.2003
------------------------------------------------------------------------------------------------------------------------------------
A82        Intermediaries - Mortgage Product Update - No. 6  MAR 035                        Valid until further notice - 18.6.2003
                                                             18.6.2003
------------------------------------------------------------------------------------------------------------------------------------
A83        Mortgage Costs in Black and White                 MAR 244/14005                  Valid until further notice - 14.7.2003
                                                             14.7.2003
------------------------------------------------------------------------------------------------------------------------------------
A84        Mortgage Deals to Suit Everyone - Update 14       MAR 236                        Valid until further notice - 14.7.2003
           July 2003                                         14.7.2003
------------------------------------------------------------------------------------------------------------------------------------
A85        I want a Shorter Mortgage, and I want Guarantees  MAR 617/14008                  Valid until further notice - 14.7.2003
                                                             14.7.2003
------------------------------------------------------------------------------------------------------------------------------------
A86        I want to Buy to Let                              MAR 466/14007                  Valid until further notice - 14.7.2003
                                                             14.7.2003
------------------------------------------------------------------------------------------------------------------------------------
A87        What's it going to Cost?                          MAR 302                        Valid until further notice - 14.7.2003
                                                             14.7.2003
------------------------------------------------------------------------------------------------------------------------------------
A88        Intermediaries - Mortgage Product Update - No. 7  MAR 035/14031                  Valid until further notice - 14.7.2003
                                                             14.7.2003
------------------------------------------------------------------------------------------------------------------------------------
A89        Mortgage Costs in Black and White                 MAR 244/14055                  Valid until further notice - 25.7.2003
                                                             25.7.2003
------------------------------------------------------------------------------------------------------------------------------------
A90        Mortgage Deals to Suit Everyone - Update 25       MAR 236                        Valid until further notice - 25.7.2003
           July 2003                                         25.7.2003
------------------------------------------------------------------------------------------------------------------------------------
A91        I want to Buy to Let                              MAR 466/14056                  Valid until further notice - 25.7.2003
                                                             25.7.2003
------------------------------------------------------------------------------------------------------------------------------------
A92        What's it going to Cost?                          MAR 302                        Valid until further notice - 25.7.2003
                                                             25.7.2003
------------------------------------------------------------------------------------------------------------------------------------
A93        Intermediaries - Mortgage Product Update - No. 8  MAR 035/14031                  Valid until further notice - 25.7.2003
                                                             25.7.2003
------------------------------------------------------------------------------------------------------------------------------------
A94        Mortgage Deals to Suit Everyone - Update 8        MAR 236                        Valid until further notice - 8.8.2003
           August 2003                                       8.8.2003
------------------------------------------------------------------------------------------------------------------------------------
A95        I want to Buy to Let                              MAR 466/14133                  Valid until further notice - 8.8.2003
                                                             8.8.2003
------------------------------------------------------------------------------------------------------------------------------------
A96        What's it going to Cost?                          MAR 302                        Valid until further notice - 8.8.2003
                                                             8.8.2003
------------------------------------------------------------------------------------------------------------------------------------
A97        Intermediaries - Mortgage Product Update - No. 9  MAR 035/14104                  Valid until further notice - 8.8.2003
                                                             8.8.2003
------------------------------------------------------------------------------------------------------------------------------------
A98        All you need to know about mortgages              MAR 235/13729                  Valid until further notice -
                                                             1.5.2003                       1.5.2003
------------------------------------------------------------------------------------------------------------------------------------
B          Mortgage Summary Information - Borrowers                                         (i.e. given to Borrowers dealing
                                                                                            directly with Northern Rock)
------------------------------------------------------------------------------------------------------------------------------------
B1         Update 18th September 2000                        MAR 236 18.9.2000              From 18 Sept 2000
------------------------------------------------------------------------------------------------------------------------------------
B2         Update 2nd October 2000                           MAR 236 2.10.2000              From 02 Oct 2000
------------------------------------------------------------------------------------------------------------------------------------
B3         Update 22nd November 2000                         MAR 236 22.11.2000             From 22 Nov 2000
------------------------------------------------------------------------------------------------------------------------------------
B4         Update 10th January 2001                          MAR 236 10.1.2001              From 10 Jan 2001
------------------------------------------------------------------------------------------------------------------------------------
B5         Update 1st February 2001                          MAR 236 1.2.2001               From 01 Feb 2001
------------------------------------------------------------------------------------------------------------------------------------

                                      39

------------------------------------------------------------------------------------------------------------------------------------
SABW       Document                                          Reference                      Usage period and notes
------------------------------------------------------------------------------------------------------------------------------------
B6         Update 12th February 2001                         MAR 236 12.2.2001              From 12 Feb 2001
------------------------------------------------------------------------------------------------------------------------------------
B7         Update 22nd February 2001                         MAR 236 22.2.2001              From 22 Feb 2001
------------------------------------------------------------------------------------------------------------------------------------
B8         Update 6th April 2001                             MAR 236 6.4.2001               From 06 Apr 2001
------------------------------------------------------------------------------------------------------------------------------------
B9         Update 10th May 2001                              MAR 236 10.5.2001              From 10 May 2001
------------------------------------------------------------------------------------------------------------------------------------
B10        Update 22nd June 2001                             MAR 236 22.6.2001              From 22 June 2001
------------------------------------------------------------------------------------------------------------------------------------
B11        Update 2nd August 2001                            MAR 236 2.8.2001               From 02 Aug 2001
------------------------------------------------------------------------------------------------------------------------------------
B12        Update 3rd September 2001                         MAR 236 3.9.2001               From 03 Sept 2001
------------------------------------------------------------------------------------------------------------------------------------
B13        Update 19th September 2001                        MAR 236 19.9.2001              From 19 Sept 2001
------------------------------------------------------------------------------------------------------------------------------------
B14        Update 4th October 2001                           MAR 236 4.10.2001              From 04 Oct 2001
------------------------------------------------------------------------------------------------------------------------------------
B15        Update 5th December 2001                          MAR 236 5.12.2001              From 05 Dec 2001
------------------------------------------------------------------------------------------------------------------------------------
B16        Update 7th January 2002                           MAR 236 7.1.2002               From 07 Jan 2002
------------------------------------------------------------------------------------------------------------------------------------
B17        Update 15th January 2002                          MAR 236 15.1.2002              From 15 Jan 2002
------------------------------------------------------------------------------------------------------------------------------------
B18        Update 25th January 2002                          MAR 236 25.1.2002              From 25 Jan 2002
------------------------------------------------------------------------------------------------------------------------------------
B19        Update 9th February 2002                          MAR 236 09.2.2002              From 9 Feb 2002
------------------------------------------------------------------------------------------------------------------------------------
B20        Update 20th March 2002                            MAR 236 20.3.2002              From 20 Mar 2002
-----------------------------------------------------------------------------------------------------------------------------------
B21        Update 10th May 2002                              MAR 236 10.5.2002              From 10 May 2002
------------------------------------------------------------------------------------------------------------------------------------
B22        Update 26th July 2002                             MAR 236 26.7.2002              From 26 Jul 2002
------------------------------------------------------------------------------------------------------------------------------------
B23        Update 7th August 2002                            MAR 236 07.8.2002              From 7 Aug 2002
------------------------------------------------------------------------------------------------------------------------------------
B24        Update 30th August 2002                           MAR 236 30.8.2002              From 30 Aug 2002
------------------------------------------------------------------------------------------------------------------------------------
B25        Update 21st October 2002                          MAR 236 21.10.2002             From 21 Oct 2002
------------------------------------------------------------------------------------------------------------------------------------
B26        Update 8th November 2002                          MAR 236 08.11.2002             From 8 Nov 2002
------------------------------------------------------------------------------------------------------------------------------------
B27        Update 27th November 2002                         MAR 236 27.11.2002             From 27 Nov 2002
------------------------------------------------------------------------------------------------------------------------------------
B28        Update 10th Jan 2003                              MAR 236 10.01.2003             From 10 Jun 2003
------------------------------------------------------------------------------------------------------------------------------------
B29        Update 8th Feb 2003                               MAR 236 08.02.2003             From 8 Feb 2003
------------------------------------------------------------------------------------------------------------------------------------

                                      40

------------------------------------------------------------------------------------------------------------------------------------
SABW       Document                                          Reference                      Usage period and notes
------------------------------------------------------------------------------------------------------------------------------------
C          Mortgage Summary Information - Brokers                                           (i.e. given to Borrowers dealing
                                                                                            directly with Northern Rock)
------------------------------------------------------------------------------------------------------------------------------------
C1         Mortgage Update                                                                  Regular editions from 17 Nov 1994
                                                                                            onwards
------------------------------------------------------------------------------------------------------------------------------------
C2         Mortgage Update 9th December 1994                 Dev 291                        From 09 Dec 1994
------------------------------------------------------------------------------------------------------------------------------------
C3         Mortgage Update 19th December 1994                Dev 291                        From 19 Dec 1994
------------------------------------------------------------------------------------------------------------------------------------
C4         Mortgage Update 11th January 1995                 Dev 291                        From 11 Jan 1995
------------------------------------------------------------------------------------------------------------------------------------
C5         Mortgage Update 1st February 1995                 Dev 291                        From 01 Feb 1995
------------------------------------------------------------------------------------------------------------------------------------
C6         Mortgage Update 24th March 1995                   Dev 291                        From 24 Mar 1995
------------------------------------------------------------------------------------------------------------------------------------
C7         Mortgage Update 18th April 1995                   Dev 291                        From 18 April 1995
------------------------------------------------------------------------------------------------------------------------------------
C8         Mortgage Update 17th May 1995                     Dev 291                        From 17 May 1995
------------------------------------------------------------------------------------------------------------------------------------
C9         Mortgage Update 5th June 1995                     Dev 291                        From 05 Jun 1995
------------------------------------------------------------------------------------------------------------------------------------
C10        Mortgage Update 19th June 1995                    Dev 291                        From 19 Jun 1995
------------------------------------------------------------------------------------------------------------------------------------
C11        Mortgage Update 17th July 1995                    Dev 291                        From 17 Jul 1995
------------------------------------------------------------------------------------------------------------------------------------
C12        Mortgage Update 1st September 1995                Dev 291                        From 01 Sep 1995
------------------------------------------------------------------------------------------------------------------------------------
C13        Mortgage Update 4th September 1995                Dev 291                        From 04 Sep 1995
------------------------------------------------------------------------------------------------------------------------------------
C14        Mortgage Update 16th October 1995                 Dev 291                        From 16 Oct 1995
------------------------------------------------------------------------------------------------------------------------------------
C15        Mortgage Update 30th November 1995                Dev 291                        From 30 Nov 1995
------------------------------------------------------------------------------------------------------------------------------------
C16        Mortgage Update 13th December 1995                Dev 291                        From 13 Dec 1995
------------------------------------------------------------------------------------------------------------------------------------
C17        Mortgage Update 3rd January 1996                  Dev 291                        From 03 Jan 1996
------------------------------------------------------------------------------------------------------------------------------------
C18        Mortgage Update 18th January 1996                 Dev 291                        From 18 Jan 1996
------------------------------------------------------------------------------------------------------------------------------------
C19        Mortgage Update 25th January 1996                 Dev 291                        From 25 Jan 1996
------------------------------------------------------------------------------------------------------------------------------------
C20        Mortgage Update 12th March 1996                   Dev 291                        From 12 Mar 1996
------------------------------------------------------------------------------------------------------------------------------------
C21        Mortgage Update 22nd April 1996                   Dev 291                        From 22 Apr 1996
------------------------------------------------------------------------------------------------------------------------------------
C22        Mortgage Update 10th June 1996                    Dev 291                        From 10 Jun 1996
------------------------------------------------------------------------------------------------------------------------------------
C23        Mortgage Update 2nd September 1996                Dev 291                        From 02 Sep 1996
------------------------------------------------------------------------------------------------------------------------------------
C24        Mortgage Update 21st October 1996                 Dev 291                        From 21 Oct 1996
------------------------------------------------------------------------------------------------------------------------------------
C25        Mortgage Update 11th November 1996                Dev 291                        From 11 Nov 1996
------------------------------------------------------------------------------------------------------------------------------------
C26        Mortgage Update 3rd January 1997                  Dev 291                        From 03 Jan 1997
------------------------------------------------------------------------------------------------------------------------------------
C27        Mortgage Update 11th February 1997                Dev 291                        From 11 Feb 1997
------------------------------------------------------------------------------------------------------------------------------------
C28        Guide to Mortgages                                Dev 434                        From 04 Apr 1997
------------------------------------------------------------------------------------------------------------------------------------
C29        Mortgage Update                                   Dev 435                        From 04 Apr 1997
------------------------------------------------------------------------------------------------------------------------------------
C30        Mortgage Update 28.5.97                           Dev 435                        From 28 May 1997
------------------------------------------------------------------------------------------------------------------------------------
C31        Mortgage Update 9.6.97                            Dev 435                        From 09 Jun 1997
------------------------------------------------------------------------------------------------------------------------------------
C32        Mortgage Update 25.6.97                           Dev 435                        From 25 Jun 1997
------------------------------------------------------------------------------------------------------------------------------------
C33        Mortgage Update 11.8.97                           Dev 435                        From 11 Aug 1997
------------------------------------------------------------------------------------------------------------------------------------
C34        Mortgage Update 3.9.97                            Dev 435                        From 03 Sep 1997
------------------------------------------------------------------------------------------------------------------------------------
C35        Mortgage Update 17.9.97                           Dev 435                        From 17 Sep 1997
------------------------------------------------------------------------------------------------------------------------------------
C36        Mortgage Update - Issue No 1                      MAR 35                         From 03 Nov 1997
------------------------------------------------------------------------------------------------------------------------------------
C37        Mortgage Update - Issue No 2                      MAR 35                         From 12 Nov 1997
------------------------------------------------------------------------------------------------------------------------------------
C38        Mortgage Update - Issue No 3                      MAR 35                         From 16 Dec 1997
------------------------------------------------------------------------------------------------------------------------------------
C39        Mortgage Update - Issue No 5                      MAR 35                         From 29 Jan 1998
------------------------------------------------------------------------------------------------------------------------------------

                                      41

------------------------------------------------------------------------------------------------------------------------------------
SABW       Document                                          Reference                      Usage period and notes
------------------------------------------------------------------------------------------------------------------------------------
C40        Mortgage Update - Issue No 6                      MAR 35                         From 12 Feb 1998
------------------------------------------------------------------------------------------------------------------------------------
C41        Mortgage Update - Issue No 7                      MAR 35                         From 01 Apr 1998
------------------------------------------------------------------------------------------------------------------------------------
C42        Mortgage Update - Issue No 8                      MAR 35                         From 06 May 1998
------------------------------------------------------------------------------------------------------------------------------------
C43        Mortgage Update - Issue No 9                      MAR 35                         From 17 Jun 1998
------------------------------------------------------------------------------------------------------------------------------------
C44        Mortgage Update - Issue No 9                      MAR 35                         From 01 Jul 1998
------------------------------------------------------------------------------------------------------------------------------------
C45        Mortgage Update - Issue No 10                     MAR 35                         From 08 Aug 1998
------------------------------------------------------------------------------------------------------------------------------------
C46        Mortgage Update - Issue No 11                     MAR 35                         From 19 Sep 1998
------------------------------------------------------------------------------------------------------------------------------------
C47        Mortgage Update - Issue No 12                     MAR 35                         From 08 Oct 1998
------------------------------------------------------------------------------------------------------------------------------------
C48        Mortgage Update - Issue No 13                     MAR 35                         From 05 Nov 1998
------------------------------------------------------------------------------------------------------------------------------------
C49        Mortgage Update - Issue No 14                     MAR 35                         From 07 Dec 1998
------------------------------------------------------------------------------------------------------------------------------------
C50        Mortgage Update - Issue No 15                     MAR 35                         From 22 Jan 1999
------------------------------------------------------------------------------------------------------------------------------------
C51        Mortgage Update - Issue No 16                     MAR 35                         From 04 Feb 1999
------------------------------------------------------------------------------------------------------------------------------------
C52        Mortgage Update - Issue No 17                     MAR 35                         From 06 Mar 1999
------------------------------------------------------------------------------------------------------------------------------------
C53        Mortgage Update - Issue No 18                     MAR 35                         From 13 Apr 1999
------------------------------------------------------------------------------------------------------------------------------------
C54        Mortgage Update - Issue No 19                     MAR 35                         From 16 Jun 1999
------------------------------------------------------------------------------------------------------------------------------------
C55        Mortgage Update - Issue No 20                     MAR 35                         From 28 Jul 1999
------------------------------------------------------------------------------------------------------------------------------------
C56        Mortgage Update - Issue No 21                     MAR 35                         From 26 Aug 1999
------------------------------------------------------------------------------------------------------------------------------------
C57        Together Flexible - Total Flexibility in One
           Loan
------------------------------------------------------------------------------------------------------------------------------------
C58        Mortgage Update - Issue No 22                     MAR 35                         From 09 Sep 1999
------------------------------------------------------------------------------------------------------------------------------------
C59        Mortgage Update - Issue No 23                     MAR 35                         From 29 Sep 1999
------------------------------------------------------------------------------------------------------------------------------------
C60        Mortgage Update - Issue No 24                     MAR 35                         From 09 Nov 1999
------------------------------------------------------------------------------------------------------------------------------------
C61        Mortgage Update - Issue No 25                     MAR 35                         From 01 Dec 1999
------------------------------------------------------------------------------------------------------------------------------------
C62        Mortgage Update - Issue No 26                     MAR 35                         From 04 Jan 2000
------------------------------------------------------------------------------------------------------------------------------------
C63        Mortgage Update - Issue No 27                     MAR 35                         From 17 Jan 2000
------------------------------------------------------------------------------------------------------------------------------------
C64        Mortgage Update - Issue No 28                     MAR 35                         From 10 Mar 2000
------------------------------------------------------------------------------------------------------------------------------------
C65        Mortgage Update - Issue No 29                     MAR 35                         From 27 Apr 2000
------------------------------------------------------------------------------------------------------------------------------------
C66        Mortgage Update - Issue No 30                     MAR 35                         From 07 Jun 2000
------------------------------------------------------------------------------------------------------------------------------------
C67        Mortgage Update - Issue No 31                     MAR 35                         From 28 Jun 2000
------------------------------------------------------------------------------------------------------------------------------------
C68        Mortgage Update - Issue No 32                     MAR 35                         From 04 Aug 2000
------------------------------------------------------------------------------------------------------------------------------------
C69        Mortgage Update - Issue No 33                                                    From 18 Sep 2000
------------------------------------------------------------------------------------------------------------------------------------
C70        Mortgage Update - Issue No 34                                                    From 02 Oct 2000
------------------------------------------------------------------------------------------------------------------------------------
C71        Mortgage Update - Issue No 47                     MAR035                         From 08 Nov 2001
------------------------------------------------------------------------------------------------------------------------------------
C72        Mortgage Update - Issue No 48                     MAR035                         From 05 Dec 2001
------------------------------------------------------------------------------------------------------------------------------------
C73        Mortgage Update - Issue No 49                     MAR035                         From 07 Jan 2002
------------------------------------------------------------------------------------------------------------------------------------
C74        Mortgage Update - Issue No 49                     MAR035                         From 16 Jan 2002
------------------------------------------------------------------------------------------------------------------------------------
C75        Mortgage Update - Insert to be used in            MAR035                         From 16 Jan 2002
           conjunction with Issue No 49
------------------------------------------------------------------------------------------------------------------------------------
C76        Mortgage Update - Insert to be used in            MAR035                         From 16 Jan 2002
           conjunction with Issue No 49
------------------------------------------------------------------------------------------------------------------------------------
C77        Mortgage Update - Issue No 50                     MAR035                         From 23 Mar 2002
------------------------------------------------------------------------------------------------------------------------------------
C78        Mortgage Update - Issue No 51                     MAR035                         From 10 May 2002
------------------------------------------------------------------------------------------------------------------------------------
C79        Mortgage Update - dated 10 May 2002
------------------------------------------------------------------------------------------------------------------------------------

                                      42

------------------------------------------------------------------------------------------------------------------------------------
SABW       Document                                          Reference                      Usage period and notes
------------------------------------------------------------------------------------------------------------------------------------
C80        Mortgage Update - Issue No 52                     MAR035                         From 26 Jul 2002
------------------------------------------------------------------------------------------------------------------------------------
C81        Mortgage Update - Issue No 53                     MAR035                         From 7 Aug 2002
------------------------------------------------------------------------------------------------------------------------------------
C82        Mortgage Update - Issue No 54                     MAR035                         From 30 Aug 2002
------------------------------------------------------------------------------------------------------------------------------------
C83        Mortgage Update - Issue No 55                     MAR035                         From 4 Sep 2002
------------------------------------------------------------------------------------------------------------------------------------
C84        Mortgage Update - Issue No 56                     MAR035                         From 8 Oct 2002
------------------------------------------------------------------------------------------------------------------------------------
C85        Mortgage Update - Issue No 57                     MAR035                         From 21 Oct 2002
------------------------------------------------------------------------------------------------------------------------------------
C86        Mortgage Update - Issue No 58                     MAR035                         From 8 Nov 2002
------------------------------------------------------------------------------------------------------------------------------------
C87        Mortgage Update - Issue No 59                     MAR035                         From 27 Nov 2002
------------------------------------------------------------------------------------------------------------------------------------
C88        Intermediaries - Mortgage Product Update -        MAR035                         From 10 Jun 2003
           Issue No 1
------------------------------------------------------------------------------------------------------------------------------------
C89        Intermediaries - Mortgage Product Update -        MAR035                         From 8 Mar 2003
           Issue No 2
------------------------------------------------------------------------------------------------------------------------------------
D          Mortgage Advice - Borrowers                                                      (i.e. given to Borrowers dealing
                                                                                            directly with Northern Rock)
------------------------------------------------------------------------------------------------------------------------------------
D1         Mortgage Product Advice and Recommendation        Valid September 2000           From Sep 2000
------------------------------------------------------------------------------------------------------------------------------------
E          Offers of Advance
------------------------------------------------------------------------------------------------------------------------------------
E1         Offer of Advance                                  ADV6F/0396                     From Mar 1996
           (with General Conditions on reverse)
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
E2         Offer of Advance                                  ADV6B/0300                     From Mar 2000
           (with General Conditions on reverse)                                             In triplicate - white, blue and green
           Northern Rock plc                                                                copies.
------------------------------------------------------------------------------------------------------------------------------------
E3         Revised Offer of Loan [Northern Rock copy]                                       From July 2001 - used in conjunction
           Northern Rock plc                                                                with General Conditions introduced on
                                                                                            same date - Most of the content of the
                                                                                            document is variable and is specific
                                                                                            to individual customers/mortgage
                                                                                            products
------------------------------------------------------------------------------------------------------------------------------------
F          General Conditions (used on reverse of Offer of
           Advance)
------------------------------------------------------------------------------------------------------------------------------------
F1         General Conditions                                [ADV6/1094]                    From Oct 1994 to Jun 1995
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
F2         General Conditions                                ADV6/0695                      From Jun 1995 to Jul 1995
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
F3         General Conditions                                ADV6/0795                      From Jul 1995 to Jan 1996
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
F4         General Conditions                                ADV6/0196                      From Jan 1996 to Dec 1996
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
F5         General Conditions                                ADV6/1296                      From Dec 1996 to ?
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
F6         General Conditions                                ADV6B/1296                     From Dec 1996 to Oct 1997
           Northern Rock Building Society                                                   [Offer of Advance ADV6F/0396 on the
                                                                                            reverse]
------------------------------------------------------------------------------------------------------------------------------------
F7         General Conditions                                ADV6B/1097                     From Oct 1997 to Dec 1997
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
F8         General Conditions                                ADV6B/1297                     From Dec 1997 to Jan 1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

                                      43

------------------------------------------------------------------------------------------------------------------------------------
SABW       Document                                          Reference                      Usage period and notes
------------------------------------------------------------------------------------------------------------------------------------
F9         General Conditions                                ADV6B/0198                     From Jan 1998 to Jun 1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
F10        General Conditions                                ADV6B/0698                     From Jun 1998 to Jan 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
F11        General Conditions                                ADV6B/0199                     From Jan 1999 to Sep 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
F12        General Conditions                                ADV6B/0999                     From Sep 1999 to Mar 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
F13        General Conditions                                ADV6B/0300                     From Mar 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
F14        Terms and Conditions - Applicant Copy             OBA1/0900 on cover             From Sep 2000
           Northern Rock plc                                 OBA2/0900 on reverse
------------------------------------------------------------------------------------------------------------------------------------
F15        Terms and Conditions - Solicitor Copy             OBS1/0900 on cover             From Sep 2000
           Northern Rock plc                                 OBS2/0900 on reverse
------------------------------------------------------------------------------------------------------------------------------------
F16        Terms and Conditions - Applicant Copy             OBA1/0101 on cover             From Jan 2001
           Northern Rock plc                                 OBA2/0101 on reverse
------------------------------------------------------------------------------------------------------------------------------------
F17        Terms and Conditions - Solicitor Copy             OBA1/0101 on cover             From Jan 2001
           Northern Rock plc                                 OBA2/0101 on reverse
------------------------------------------------------------------------------------------------------------------------------------
F18        General Conditions                                ADV282/ July 2001              From July 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
F19        Product Transfer - General Conditions (Flexible)  SB/T&C/FLEX/05/02              From May 2002
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
G          Mortgage Conditions/Building Society Rules
------------------------------------------------------------------------------------------------------------------------------------
G1         Rules of Northern Rock Building Society           GEN 128/1.94                   From 28 Apr 1992
------------------------------------------------------------------------------------------------------------------------------------
G2         Mortgage Conditions 1995                          ADV72 06/95                    From Jun 1995
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
G3         Mortgage Conditions 1997                          ADV 72 08/97                   From Aug 1997
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
G4         Mortgage Conditions 2001                          ADV 276 07/2001                From Oct 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
H          Occupiers Undertakings
------------------------------------------------------------------------------------------------------------------------------------
H1         Agreement and Undertaking                         scjh0404/stand                 ?
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
H2         Agreement and Undertaking                         (LIF)LIFE30                    From Aug 1997
           Northern Rock
------------------------------------------------------------------------------------------------------------------------------------
H3         Agreement and Undertaking                         st/peps                        From Oct 1997
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
H4         Agreement and Undertaking                         JAGO3/0500                     From May 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
H5         Agreement and Undertaking                         UNDERTAKE June 2000            From June 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

                                      44

------------------------------------------------------------------------------------------------------------------------------------
SABW       Document                                          Reference                      Usage period and notes
------------------------------------------------------------------------------------------------------------------------------------
I          Miscellaneous Mortgage Documentation
------------------------------------------------------------------------------------------------------------------------------------
I1         Mortgage of Life Policy                           SEC 16 /02.94                  From Feb 1994
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
I2         Mortgage of Life Policy                           SEC 16 /06.95                  From Jun 1995
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
I3         Valuations and Surveys - hard to beat             DEV 125                        From 19 Jun 1995
           Northern Rock Building Society                    19.6.1995
------------------------------------------------------------------------------------------------------------------------------------
I4         Valuations and Surveys - hard to beat             DEV 125                        From 14 Aug 1995
           Northern Rock Building Society                    14.8.1995
------------------------------------------------------------------------------------------------------------------------------------
I5         Guarantors Confirmation (Existing Borrowers)      ADV 266.7/97                   From Jul 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
I6         Mortgage of Life Policy                           SEC 16T /10.97                 From Oct 1997
           Northern Rock Building Society/Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
I7         Mortgage of Life Policy                           SEC 16 /10.97                  From Oct 1997
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
I8         Guarantors Confirmation (Existing Borrowers)      ADV 266.10/97                  From Oct 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
I9         Guarantors Confirmation                           ADV 265.10/97                  From Oct 1997
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
I9(a)      Guarantors Confirmation                           ADV 265.06/00                  From Jun 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
I10        Application for Transfer of Ownership of a        MA 31/10.97                    From Oct 1997
           Mortgaged Property
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
I11        Notice of Assignment of Life Policy               ADV 29 /11.99                  From Nov 1999
------------------------------------------------------------------------------------------------------------------------------------
I12        Individual Savers Account (ISA) Policy            JAGO2/0500                     From May 2000
           Arrangements form
------------------------------------------------------------------------------------------------------------------------------------
I13        Application for Transfer of Ownership of a        MA 31/Feb.01                   From Feb 2001
           Mortgaged Property
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
I14        Deed of Guarantee                                 SOL013 / July 2001             From Jul 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
I15        Guarantors Confirmation                           NRDGC 05/02                    From May 2002 - This document is only
           Northern Rock plc                                                                used by Northern Rock Direct
------------------------------------------------------------------------------------------------------------------------------------
I16        Confirmation of Identity                          GASelfCert - Aug 2003          From Aug 2003
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
J          Mortgage Origination and Completion -
           Solicitors/Other Third Party Documentation
------------------------------------------------------------------------------------------------------------------------------------
J1         Valuations and Surveys - Helping you ensure       DEV 125                        From 1 Oct 1992
           your home is a solid investment                   01.10.1992
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
J2         Report on Title and Funds Request (including      MA55 01/94                     From Jan 1994
           Instructions to Solicitors/Licensed
           Conveyancers) Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------

                                      45

------------------------------------------------------------------------------------------------------------------------------------
SABW       Document                                          Reference                      Usage period and notes
------------------------------------------------------------------------------------------------------------------------------------
J3         Report on Title and Funds Request (including      MA55 /04.96                    From Apr 1996
           Instructions to Solicitors/Licensed
           Conveyancers) Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
J4         Changes of Ownership in Mortgaged Property -      ADV 54 /05.96                  From May 1996
           Note to Solicitors
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
J5         Report on Title and Funds Request (including      MA55 /01.97                    From Jan 1997
           Instructions to Solicitors/Licensed
           Conveyancers) Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
J6         Changes of Ownership in Mortgaged Property -      ADV 54 02.97                   From Feb 1997
           Note to Solicitors
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
J7         Changes of Ownership in Mortgaged Property -      ADV 54 07.97                   From Jul 1997
           Note to Solicitors
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
J8         Report on Title and Funds Request (including      MA55 /10.97                    From Oct 1997
           Instructions to Solicitors/Licensed
           Conveyancers) Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
J9         Changes of Ownership in Mortgaged Property -      ADV 54 10.97                   From Oct 1997
           Note to Solicitors
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
J10        Valuations and Surveys - hard to beat             MAR 6                          From 1 Oct 1997
           Northern Rock plc                                 1.10.1997
------------------------------------------------------------------------------------------------------------------------------------
J11        Report and Valuation for Mortgages Purposes on    ADV 155 10.97                  From Oct 1997
           behalf of Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
J12        Report and Valuation for Mortgages Purposes on    ADV 179 10.97                  From Oct 1997
           behalf of Northern Rock plc - Sheet 2
------------------------------------------------------------------------------------------------------------------------------------
J13        Report and Valuation for Mortgages Purposes on    ADV 267 10.97                  From Oct 1997
           behalf of Northern Rock plc - Sheet 2 in
           respect of loans exceeding (GBP)150,000
------------------------------------------------------------------------------------------------------------------------------------
J14        Report and Valuation for Mortgages Purposes on    ADV 7a 10.97                   From Oct 1997
           behalf of Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
J15        Reinspection Report                               ADV 76 10.97                   From Oct 1997
           Northern Rock plc (2 versions)
------------------------------------------------------------------------------------------------------------------------------------
J16        Additional Advance Valuation Report               ADV 127B 10.97                 From Oct 1997
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
J17        Report and Valuation for Mortgages Purposes on    ADV 155 12.98                  From Dec 1998
           behalf of Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
J18        Part 2 Instructions (in relation to the CML                                      Offers of Advance issued from 01 Jun
           Lenders' Handbook for England & Wales)                                           2000[?]
------------------------------------------------------------------------------------------------------------------------------------
J19        Certificate of Title                              JAGO4/0700                     From Jul 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
J20        Certificate of Title                              COT/0700                       From Jul 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
J21        Part 2 Instructions (in relation to the CML                                      Offers of Advance issued from late
           Lenders' Handbook for England & Wales)                                           Summer 2000[?]
------------------------------------------------------------------------------------------------------------------------------------
J22        Deeds Dematerialisation [Notice to solicitors]                                   [From Apr 2000?]
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

                                      46

------------------------------------------------------------------------------------------------------------------------------------
SABW       Document                                          Reference                      Usage period and notes
------------------------------------------------------------------------------------------------------------------------------------
J23        Valuations and Surveys - Property                 MAR 6/10550                    From Oct 2000
           Northern Rock plc                                 Oct 2000
------------------------------------------------------------------------------------------------------------------------------------
J24        Changes of Ownership in Mortgaged Property -      ADV 54 11/00                   From Nov 2000
           Note to Solicitors
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
J25        Certificate of Title (including Drawdown Loan     COT/0502                       From May 2002
           Certificate)
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
J26        Valuations and Surveys - Property                 MAR 6/12661                    From May 2002
           Northern Rock plc                                 May 2002
------------------------------------------------------------------------------------------------------------------------------------
J27        Report and Valuation for Mortgages Purposes on    AL/SAS/267/  (500+) 09.02      From Sep 2002
           behalf of Northern Rock plc - Sheet 2 in
           respect of loans exceeding (GBP)1,000,000
------------------------------------------------------------------------------------------------------------------------------------
J28        Certificates of Title                             COT/1102                       From Nov 2002
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
J29        Report and Valuation for Mortgage Purposes on     ADV 155/07.03                  From July 2003
           behalf of Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
K          Completion Documentation
------------------------------------------------------------------------------------------------------------------------------------
K1         Schedule of Documents of Title                    SEC 28/11.94                   From Nov 1994
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
K2         Schedule of Documents of Title                    SEC 28/01.96                   From Jan 1996
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
K3         Schedule of Documents of Title                    SEC28 /10.97                   From Oct 1997
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
K4         Schedule of Documents of Title                    SEC 28/01.96                   From Jan 1996
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
K5         Schedule of Documents of Title                    SEC28 /10.97                   From Oct 1997
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
K6         Schedule of Documents of Title                    JAGO1/0500                     From May 2000
           Northern Rock plc                                 JAGO1B/0500
------------------------------------------------------------------------------------------------------------------------------------
K7         Deeds Schedule                                    SODT/0201                      From Feb 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
K8         Completion Advice                                 A146F - representative         Completions advices are in a flexible
           Northern Rock plc                                 sample                         format - content is variable depending
                                                                                            upon circumstances of loan and product
                                                                                            applied for.  Permutations are vast
                                                                                            and it is impractical to maintain an
                                                                                            archive of each scenario.
------------------------------------------------------------------------------------------------------------------------------------
K9         Additional Advance Cheque Request                 ADV 133 01/94                  From Jan 1994
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
K10        Re-Advance/Further Advance Receipt                SEC 37 /10.97                  From Oct 1997
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
K11        Additional Advance Funds Request                  ADV 271 /10.97                 From Oct 1997
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
K12        Additional Advance Funds Request                  ADV 271 1/98                   From Jan 1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
K13        Additional Advance Funds Request                  AAFR/0802                      From Aug 2002
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

               Part 2 Documents Used Only in the Origination of
    Standard Fixed Rate, Standard Variable Rate, Cashback, Capped, Tracker,
            CAT Standard, Discount and Discount for Life Mortgages

---------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
---------------------------------------------------------------------------------------------------------------------
L          Mortgage Application Forms - General
---------------------------------------------------------------------------------------------------------------------
L1         Mortgage Application Form                          ADV 4. 05/95        From May 1995 to Mar 1996
           Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------
L2         Mortgage Application Form                          ADV 4. 03/96        From Mar 1996 to Jul 1997
           Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------
L3         Mortgage Application Form                          ADV 4. 07/97        From Jul 1997 to Oct 1997
           Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------
L4         Mortgage Application Form                          ADV 4. 10/97        From Oct 1997 to Dec 1997
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
L5         Mortgage Application Form                          ADV 4. 12/97        From Dec 1997 to Mar 1998
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
L6         Mortgage Application Form                          ADV 4 DRTV 3/98     From Mar 1998 to Apr 1998
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
L7         Mortgage Application Form                          ADV 4. 4/98         From Apr 1998 to Jan 1999
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
L8         Mortgage Application Form                          ADV 4. 1/99         From Jan 1999 to Feb 2000
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
L9         Mortgage Application Form                          ADV 4. 2/00         From Feb 2000 to Jun 2000
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
L10        Mortgage Application Form                          ADV 4. 6/00         From Jun 2000 to Dec 2000
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
L11        Mortgage Application Form                          ADV4. 12/00         From Dec 2000 to Jan 2001
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
L12        Mortgage Application Form                          ADV4. 01/01         From Jan 2001 to May 2001
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
L13        Mortgage Application Form                          ADV4. 05/01         From May 2001 to Sept 2001
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
L14        Mortgage Application Form                          ADV4. 09/01         From Sept 2001 to Oct 2001
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
L15        Mortgage Application Form                          ADV4. 10/01         From Oct 2001 to Aug 2002
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
           NB From this point onwards the Mortgage
           Application Forms appear to also be used for the
           Together/Together Connections products.
---------------------------------------------------------------------------------------------------------------------
L16        Mortgage Application Form                          ADV4. 08.02         From Aug 2002 to Oct 2002
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
L17        Mortgage Application Form                          ADV4. 10.02         From Oct 2002 to
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
L18        Your Personal Quotation and Transfer Declaration   19 Sep 2002         (Sample re Mr and Mrs Kapke)
           for a Flexible Fixed Rate
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
L19        Your Personal Quotation and Transfer Declaration   19 Sep 2002         (Sample re Mr Mcparland and Miss
           for a Together Mortgage                                                Davis)
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------

                                      48

---------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
---------------------------------------------------------------------------------------------------------------------
L20        Mortgage Application Form                          ADV4.02.03          From Feb 2003 to
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
M          Mortgage Application Forms - Northern Rock Direct
---------------------------------------------------------------------------------------------------------------------
M1         Your Direct Mortgage Application Form              Dev 439 4/97        From Apr 1997 to Oct 1997
           Northern Rock Direct/Northern Rock Building
           Society
---------------------------------------------------------------------------------------------------------------------
M2         Your Direct Mortgage Application Form              MAR 17b 1.10.97     From Oct 1997 to Dec 1997
           Northern Rock Direct/Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
M3         Your Direct Mortgage Application Form              MAR 17b 15.12.97    From Dec 1997 to May 1998
           Northern Rock Direct/Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
M4         Your Direct Mortgage Application Form              MAR 124 31 May      From May 1998 to ?
           Northern Rock Direct/Northern Rock plc             1998
---------------------------------------------------------------------------------------------------------------------
N          Application Forms - Specialist
---------------------------------------------------------------------------------------------------------------------
N1         Secured Personal Loan Application Form             ADV 31. 1/99        From Jan 1999
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
N2         Secured Personal Loan Application Form             ADV031 (8.5.2000)   From May 2000
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
N3         Secured Personal Loan Application Form             ADV031              From Oct 2001
           Northern Rock plc                                  (22.10.2001)
---------------------------------------------------------------------------------------------------------------------
N4         Secured Personal Loan Application Form             ADV031              From Aug 2002
           Northern Rock plc                                  (01.8.2002)
---------------------------------------------------------------------------------------------------------------------
O          Special Conditions for Fixed Rate Mortgages
           (used with Offer of Advance)
---------------------------------------------------------------------------------------------------------------------
O1         5 year Fixed Rate Mortgage                         AY                  From 15 Jul 1997
---------------------------------------------------------------------------------------------------------------------
O2         5 year Fixed Rate Mortgage                         BA                  From 26 Jun 1997
---------------------------------------------------------------------------------------------------------------------
O3         5 year Fixed Rate Mortgage                         BH                  From 03 Sep 1997
---------------------------------------------------------------------------------------------------------------------
O4         5 year Fixed Rate Mortgage                         BQ                  From 17 Sep 1997
---------------------------------------------------------------------------------------------------------------------
O5         5 year Fixed Rate Mortgage                         BS                  From 01 Jan 1997
                                                                                  [Query date - should be Nov?]
---------------------------------------------------------------------------------------------------------------------
O6         5 year Fixed Rate Mortgage                         BT                  From 01 Nov 1997
                                                                                  [Other dates?]
---------------------------------------------------------------------------------------------------------------------
O7         5 year Fixed Rate Mortgage                         CF                  From 22 Jan 1998
---------------------------------------------------------------------------------------------------------------------
O8         5 year Fixed Rate Mortgage                         CJ                  From 01 Apr 1998
---------------------------------------------------------------------------------------------------------------------
O9         5 year Fixed Rate Mortgage                         CK                  From 01 Apr 1998
---------------------------------------------------------------------------------------------------------------------
O10        5 year Fixed Rate Mortgage                         CM                  From 06 May 1998
---------------------------------------------------------------------------------------------------------------------
O11        5 year Fixed Rate Mortgage                         CP                  From 17 Jun 1998
---------------------------------------------------------------------------------------------------------------------
O12        5 year Fixed Rate Mortgage                         CU                  From 01 Jul 1998
---------------------------------------------------------------------------------------------------------------------
O13        5 year Fixed Rate Mortgage                         CZ                  From 08 Aug 1998
---------------------------------------------------------------------------------------------------------------------
O14        5 year Fixed Rate Mortgage                         EA                  From 08 Aug 1998
---------------------------------------------------------------------------------------------------------------------
O15        5 year Fixed Rate Mortgage                         EU                  From 22 Jan 1999
---------------------------------------------------------------------------------------------------------------------
O16        5 year Fixed Rate Mortgage                         FD
---------------------------------------------------------------------------------------------------------------------
O17        5 year Fixed Rate Mortgage                         FL                  From 13 Mar 1999
---------------------------------------------------------------------------------------------------------------------
O18        5 year Fixed Rate Mortgage                         FM                  From 13 Apr 1999
---------------------------------------------------------------------------------------------------------------------
O19        5 year Fixed Rate Mortgage                         FN                  From 13 Apr 1999
---------------------------------------------------------------------------------------------------------------------
O20        5 year Fixed Rate Mortgage                         FP                  From 23 Apr 1999
---------------------------------------------------------------------------------------------------------------------

                                      49

---------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
---------------------------------------------------------------------------------------------------------------------
O21        5 year Fixed Rate Mortgage                         KZ                  From 29 Nov 1999
---------------------------------------------------------------------------------------------------------------------
O22        2 year Fixed Rate Mortgage                                             From 9 Jan 2003
---------------------------------------------------------------------------------------------------------------------
O23        10 year Fixed Rate Mortgage                                            from 9 Jan 2003
---------------------------------------------------------------------------------------------------------------------
O24        15 year Fixed Rate Mortgage                                            from 9 Jan 2003
---------------------------------------------------------------------------------------------------------------------
O25        Guaranteed Repayment Mortgage 10 year Fixed Rate                       from 9 Jan 2003
           Mortgage
---------------------------------------------------------------------------------------------------------------------
O26        Guaranteed Repayment Mortgage 15 year Fixed Rate                       from 9 Jan 2003
           Mortgage
---------------------------------------------------------------------------------------------------------------------
O27        Help with Costs Special Condition Wording - for
           Guaranteed Repayment Mortgage 10 year Fixed Rate
           Mortgage (2 versions)
---------------------------------------------------------------------------------------------------------------------
O28        Help with Costs Special Condition Wording - for
           Guaranteed Repayment Mortgage 15 year Fixed Rate
           Mortgage (2 versions)
---------------------------------------------------------------------------------------------------------------------
O29        Help with Costs Special Condition Wording - for
           10 year Fixed Rate (2 versions)
---------------------------------------------------------------------------------------------------------------------
O30        Help with Costs Special Condition Wording - for
           15 year Fixed Rate (2 versions)
---------------------------------------------------------------------------------------------------------------------
P          Special Conditions for Variable Rate Mortgages
           (used with Offer of Advance)
---------------------------------------------------------------------------------------------------------------------
P1         Variable Rate Mortgage - Cashback                  6B                  From 30 Nov 1995
---------------------------------------------------------------------------------------------------------------------
P2         Variable Rate Mortgage - Cashback without          9B                  From 03 Jan 1996
           insurance
---------------------------------------------------------------------------------------------------------------------
P3         Variable Rate Mortgage - Cashback without          C5                  From 11 Aug 1997
           insurance                                                              [Query date - should be 1996?]
---------------------------------------------------------------------------------------------------------------------
P4         Variable Rate Mortgage - Cashback without          C7                  From 02 Sep 1996
           insurance
---------------------------------------------------------------------------------------------------------------------
P5         Variable Rate Mortgage - Cashback without          C9                  From 02 Sep 1996
           insurance
---------------------------------------------------------------------------------------------------------------------
P6         3 year Discounted Variable Rate Mortgage           J9 and J0           From 25 Jun 1998
                                                                                  [Other dates ?]
---------------------------------------------------------------------------------------------------------------------
P7         Variable Rate Mortgage - 5% Cashback               P5                  From 25 Jun 1997
                                                                                  [Other dates ?]
---------------------------------------------------------------------------------------------------------------------
P8         Variable Rate Mortgage - 6% Cashback               P6                  From 03 Sep 1997
                                                                                  [Other date ?]
---------------------------------------------------------------------------------------------------------------------
P9         Variable Rate Mortgage - Cashback                  7P and 8P           From 22 Jan 1998
---------------------------------------------------------------------------------------------------------------------
P10        3 year Discounted Variable Rate Mortgage           M1 to [M6 ?]        From 22 Jan 1998
---------------------------------------------------------------------------------------------------------------------
P11        Variable Rate Mortgage - Cashback                  S1 and S2           From 22 Jan 1998
---------------------------------------------------------------------------------------------------------------------
P12        3 year Discounted Variable Rate Mortgage           M7 and M8           From 01 Apr 1998
---------------------------------------------------------------------------------------------------------------------
P13        Variable Rate Mortgage - Cashback                  S4 and S5           From 06 May 1998
---------------------------------------------------------------------------------------------------------------------
P14        Variable Rate Mortgage - Cashback                  7S                  From 10 Jun 1996
---------------------------------------------------------------------------------------------------------------------
P15        Variable Rate Mortgage - Cashback                  3T                  From 07 Dec 1998
                                                                                  [Other date?]
---------------------------------------------------------------------------------------------------------------------
P16        Variable Rate Mortgage - Cashback                  6T and 7T           From 22 Jan 1999
                                                                                  [Other date?]
---------------------------------------------------------------------------------------------------------------------
P17        Variable Rate Mortgage - 8%/7% Cashback            GB and GC           From 06 Mar 1999
---------------------------------------------------------------------------------------------------------------------
P18        Variable Rate Mortgage - 8% Cashback               GF                  From 13 Apr 1999
---------------------------------------------------------------------------------------------------------------------

                                      50

---------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
---------------------------------------------------------------------------------------------------------------------
P19        Variable Rate Mortgage - 7% Cashback               GG                  From 13 Apr 1999
---------------------------------------------------------------------------------------------------------------------
P20        Variable Rate Mortgage - 7% Cashback               GH                  From 13 Apr 1999
---------------------------------------------------------------------------------------------------------------------
P21        Variable Rate Mortgage - 6% Cashback               GI                  From 13 Apr 1999
---------------------------------------------------------------------------------------------------------------------
P22        Variable Rate Mortgage - 8% Cashback               GT                  From 16 Jun 1999
---------------------------------------------------------------------------------------------------------------------
P23        Variable Rate Mortgage - 7% Cashback               GU
---------------------------------------------------------------------------------------------------------------------
P24        Variable Rate Mortgage - 7% Cashback               JG                  From 28 Jul 1999
---------------------------------------------------------------------------------------------------------------------
P25        Variable Rate Mortgage - 6% Cashback               JN                  From 29 Aug 1999
---------------------------------------------------------------------------------------------------------------------
P26        Variable Rate Mortgage - 7% Cashback               JQ                  From 29 Sep 1999
                                                                                  [Other dates?]
---------------------------------------------------------------------------------------------------------------------
P27        Variable Rate Mortgage - 6% Cashback               JR                  From 29 Sep 1999
                                                                                  [Other dates?]
---------------------------------------------------------------------------------------------------------------------
P28        Variable Rate Mortgage - 5% Cashback               JS                  From 29 Sep 1999
                                                                                  [Other dates?]
---------------------------------------------------------------------------------------------------------------------
P29        Variable Rate Mortgage - 7% Cashback               JU                  From 04 Jan 2000
---------------------------------------------------------------------------------------------------------------------
P30        Variable Rate Mortgage 6% Cashback                                     From 9 Jan 2003
---------------------------------------------------------------------------------------------------------------------
P31
---------------------------------------------------------------------------------------------------------------------
Q          Special Conditions for Tracker, CAT Standard,
           Capped and Discount for Life Mortgages (used
           with Offer of Advance)
---------------------------------------------------------------------------------------------------------------------
Q1         Discount for Life Variable Rate Mortgage           X9 and X0
---------------------------------------------------------------------------------------------------------------------
Q2         Discount for Life Variable Rate Mortgage           1X and 2X
---------------------------------------------------------------------------------------------------------------------
Q3         Discount for Life Variable Rate Mortgage           3X and 4X
---------------------------------------------------------------------------------------------------------------------
Q4         Discount for Life Variable Rate Mortgage           5X and 6X
---------------------------------------------------------------------------------------------------------------------
Q5         Discount for Life Variable Rate Mortgage           7X and 8X
---------------------------------------------------------------------------------------------------------------------
Q6         Capped Variable Rate Mortgage                      CB
---------------------------------------------------------------------------------------------------------------------
Q7         Discount for Life Variable Rate Mortgage           L1 and L2
---------------------------------------------------------------------------------------------------------------------
Q8         Discount for Life Variable Rate Mortgage           L3 and L4
---------------------------------------------------------------------------------------------------------------------
Q9         Discount for Life Variable Rate Mortgage           L5 and L6
---------------------------------------------------------------------------------------------------------------------
Q10        Discount for Life Variable Rate Mortgage           L7 and L8
---------------------------------------------------------------------------------------------------------------------
Q11        Discount for Life Variable Rate Mortgage           1L and 2L
---------------------------------------------------------------------------------------------------------------------
Q12        Discount for Life Variable Rate Mortgage           3L and 4L
---------------------------------------------------------------------------------------------------------------------
Q13        Discount for Life Variable Rate Mortgage           5L and 6L
---------------------------------------------------------------------------------------------------------------------
Q14        4 year Capped Variable Rate Mortgage               EG
---------------------------------------------------------------------------------------------------------------------
Q15        4 year Capped Variable Rate Mortgage               EF
---------------------------------------------------------------------------------------------------------------------
Q16        4 year Capped Variable Rate Mortgage               ER
---------------------------------------------------------------------------------------------------------------------
Q17        Discount for Life Variable Rate Mortgage           8L
---------------------------------------------------------------------------------------------------------------------
Q18        4 year Capped Variable Rate Mortgage               EQ
---------------------------------------------------------------------------------------------------------------------
Q19        4 year Capped Variable Rate Mortgage               EQ
---------------------------------------------------------------------------------------------------------------------
Q20        Equity Release Capped Variable Rate Mortgage       YB
---------------------------------------------------------------------------------------------------------------------
Q21        5 year Capped Variable Rate Mortgage               EY
---------------------------------------------------------------------------------------------------------------------
Q22        Discount for Life Variable Rate Mortgage           9L and 0L
---------------------------------------------------------------------------------------------------------------------
Q23        Discount for Life Variable Rate Mortgage           DX
---------------------------------------------------------------------------------------------------------------------
Q24        Discount for Life Variable Rate Mortgage           DY
---------------------------------------------------------------------------------------------------------------------

                                      51

---------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
---------------------------------------------------------------------------------------------------------------------
Q25        Discount for Life Variable Rate Mortgage           DX and DY
---------------------------------------------------------------------------------------------------------------------
Q26        Discount for Life Variable Rate Mortgage           HG
---------------------------------------------------------------------------------------------------------------------
Q27        Discount for Life Variable Rate Mortgage           HH
---------------------------------------------------------------------------------------------------------------------
Q28        Discount for Life Variable Rate Mortgage           HQ
---------------------------------------------------------------------------------------------------------------------
Q29        Discount for Life Variable Rate Mortgage           HV
---------------------------------------------------------------------------------------------------------------------
Q30        Tracker Variable Rate Mortgage                     YT
---------------------------------------------------------------------------------------------------------------------
Q31        Tracker Variable Rate Mortgage                     YU
---------------------------------------------------------------------------------------------------------------------
Q32        Tracker Variable Rate Mortgage                     YW
---------------------------------------------------------------------------------------------------------------------
Q33        Tracker Variable Rate Mortgage                     YX
---------------------------------------------------------------------------------------------------------------------
Q34        Discount for Life Variable Rate Mortgage           JP
---------------------------------------------------------------------------------------------------------------------
Q35        2 year Capped Variable Rate Mortgage               MV
---------------------------------------------------------------------------------------------------------------------
Q36        2 year Capped Variable Rate Mortgage               MW
---------------------------------------------------------------------------------------------------------------------
Q37        Discount for Life Variable Rate Mortgage           HR
---------------------------------------------------------------------------------------------------------------------
Q38        2 year Capped Variable Rate Mortgage               EM
---------------------------------------------------------------------------------------------------------------------
Q39        CAT Standard Variable Mortgage                     [SJB/08/11/00]      [Query the reference]
---------------------------------------------------------------------------------------------------------------------
Q40        2 year Tracker Variable Rate Mortgage              ER                  ?
---------------------------------------------------------------------------------------------------------------------
Q41        CAT Standard Variable Mortgage                                         from 9 Jan 2003
---------------------------------------------------------------------------------------------------------------------
Q42        2 year Flexible Fixed (extending Early Repayment                       from 9 Jan 2003
           Charge)
---------------------------------------------------------------------------------------------------------------------
Q43        2 year Flexible Fixed (extending Early Repayment                       from 9 Jan 2003
           Charge - no Help with Costs option)
---------------------------------------------------------------------------------------------------------------------
Q44        2 year Flexible Fixed                                                  from 9 Jan 2003
---------------------------------------------------------------------------------------------------------------------
Q45        2 year Flexible Fixed (no Help with Costs option)                      from 9 Jan 2003
---------------------------------------------------------------------------------------------------------------------
Q46        3 year Flexible Fixed                                                  from 9 Jan 2003
---------------------------------------------------------------------------------------------------------------------
Q47        5 year Flexible Fixed                                                  from 9 Jan 2003
---------------------------------------------------------------------------------------------------------------------
Q48        Help with Costs Special Condition Wording (2
           versions)
---------------------------------------------------------------------------------------------------------------------
R          Credit/Loan Agreements
---------------------------------------------------------------------------------------------------------------------
R1         Credit Agreement Regulated by the Consumer         ACR1A/1097 on       From Oct 1997
           Credit Act 1974 - Flexible Plan                    "Original"
           ("Original" and "Copy" versions each with          ACR1B/1097 on
           Conditions on the reverse)                         "Copy"
           Northern Rock plc                                  ACR1Z/1097 on
           [Used for Flexible Plan Loans up to (GBP)25,000]   "Conditions"
---------------------------------------------------------------------------------------------------------------------
R2         Copy of Proposed Agreement Containing Your Right   ACR1Z/1097 on       From Oct 1997
           to Withdraw - Flexible Plan                        "Conditions"
           (including Conditions on the reverse)
           Northern Rock plc
           [Used for Flexible Plan Loans up to (GBP)25,000]
---------------------------------------------------------------------------------------------------------------------
R3         Loan Agreement - Flexible Plan                     [ACR2A/1097 on      From Oct 1997
           (including Conditions on the reverse)              "Original" /        [Check reference of "Original"]
           Northern Rock plc                                  "Copy"?]
           [Used for Flexible Plan Loans over (GBP)25,000]    ACR2Z/1097 on
                                                              "Conditions"
---------------------------------------------------------------------------------------------------------------------

                                      52

---------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
---------------------------------------------------------------------------------------------------------------------
R4         Credit Agreement Regulated by the Consumer         ADV135 10/97 on     From Oct 1997
           Credit Act 1974 - Personal Secured Loan            "Original" and
           ("Original" and "Copy" versions each with          "Copy"
           Conditions on the reverse)                         no ref on
           Northern Rock plc                                  "Conditions")
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Variable Rate]
---------------------------------------------------------------------------------------------------------------------
R5         Copy of Proposed Credit Agreement Containing       ADV135 10/97 on     From Oct 1998
           Notice of Your Right to Withdraw - Personal        "Advance Copy"
           Secured Loan                                       no ref on
           ("Advance Copy" version including Conditions on    "Conditions")
           the reverse)
           Northern Rock plc
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Variable Rate]
---------------------------------------------------------------------------------------------------------------------
R6         Credit Agreement Regulated by the Consumer         ADV135 10/97 on     From Feb 1998
           Credit Act 1974 - Personal Secured Loan            "Original" and
           ("Original" and "Copy" versions each with          "Copy"
           Conditions on the reverse)                         ADV135 /02.98 on
           Northern Rock plc                                  "Conditions")
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Variable Rate]
---------------------------------------------------------------------------------------------------------------------
R7         Credit Agreement Regulated by the Consumer         MAR 126 6/98 on     From Jun 1998
           Credit Act 1974                                    "Original" and
           ("Original" and "Copy" versions including          "Copy" no ref on
           Conditions on the reverse)                         "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Fixed Rate]
---------------------------------------------------------------------------------------------------------------------
R8         Copy of Proposed Credit Agreement Containing       MAR 126 6/98 on     From Jun 1998
           Notice of Your Right to Withdraw                   "Advance Copy"
           ("Advance Copy" version including Conditions on    no ref on
           the reverse)                                       "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Fixed Rate]
---------------------------------------------------------------------------------------------------------------------
R9         Copy of Proposed Agreement Containing Your Right   ACR2A/1097 on       From Mar 2000
           to Withdraw - Flexible Plan                        "Original"
           (including Conditions on the reverse)              ACR2Z/0300 on
           Northern Rock plc                                  "Conditions"
           [Used for Flexible Plan Loans up to (GBP)25,000]
---------------------------------------------------------------------------------------------------------------------
R10        Credit Agreement Regulated by the Consumer         MAR 126 4/00 on     From Apr 2000
           Credit Act 1974                                    "Original" no
           ("Original" version including Conditions on the    ref on
           reverse) Northern Rock plc [Used for               "Conditions"
           Personal Secured Loans up to (GBP)25,000 - Fixed
           Rate]
---------------------------------------------------------------------------------------------------------------------
R11        Credit Agreement Regulated by the Consumer         CA135A/0900 on      From Sep 2000
           Credit Act 1974                                    "Original"
           ("Original" and "Copy" versions each with          CA135B/0900 on
           Conditions on the reverse)                         "Copy"
           Northern Rock plc                                  CA135Z/0900 on
           [Used for Personal Secured Loans up to             "Conditions"
           (GBP)25,000 - Variable Rate]
---------------------------------------------------------------------------------------------------------------------

                                      53

---------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
---------------------------------------------------------------------------------------------------------------------
R12        Copy of Proposed Agreement Containing Notice of    CA135C/0900 on      From Sep 2000
           Your Right to Withdraw                             "Advance Copy"
           ("Advance Copy" version with Conditions on the     CA135Z/0900 on
           reverse)                                           "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Variable Rate]
---------------------------------------------------------------------------------------------------------------------
R13        Credit Agreement Regulated by the Consumer         CA126A/0900 on      From Sep 2000
           Credit Act 1974                                    "Original"
           ("Original" and "Copy" versions each with          CA126B/0900 on
           Conditions on the reverse)                         "Copy"
           Northern Rock plc                                  CA126Z/0900 on
           [Used for Personal Secured Loans - Variable Rate]  "Conditions"
---------------------------------------------------------------------------------------------------------------------
R14        Copy of Proposed Agreement Containing Notice of    CA126C/0900 on      From Sep 2000
           Your Right to Withdraw                             "Advance Copy"
           ("Advance Copy" version with Conditions on the     CA126Z/0900 on
           reverse)                                           "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans - Variable Rate]
---------------------------------------------------------------------------------------------------------------------
R15        Credit Agreement Regulated by the Consumer         ACR1A/1000 on       From Oct 2000
           Credit Act 1974 - Flexible Plan                    "Original"
           ("Original" and "Copy" versions each with          ACR1B/1097 on
           Conditions on the reverse)                         "Copy"
           Northern Rock plc                                  ACR1Z/1097 on
           [Used for Flexible Plan Loans up to (GBP)25,000]   "Conditions"
---------------------------------------------------------------------------------------------------------------------
R16        Loan Agreement - Flexible Plan                     ACR2B/1000 on       From Oct 2000
           ("Original" version with Conditions on the         "Original"
           reverse)                                           ACR2Z/1000 on
           Northern Rock plc                                  "Conditions"
           [Used for Flexible Plan Loans over (GBP)25,000]
---------------------------------------------------------------------------------------------------------------------
R17        Loan Agreement - Flexible Plan                     ACR2C/1000 on       From Oct 2000
           ("Original" version with Conditions on the         "Original"
           reverse)                                           ACR2Z/1000 on
           Northern Rock plc                                  "Conditions"
           [Used for Flexible Plan Loans over (GBP)25,000]
---------------------------------------------------------------------------------------------------------------------
S          Mortgage Deeds - General
---------------------------------------------------------------------------------------------------------------------
S1         Mortgage Deed (HMLR filing ref MD 144 E)           SEC 8/11.93         From Nov 1993
           Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------
S2         Mortgage Deed (HMLR filing ref MD 144 F)           SEC 8/06.95         From Jun 1995
           Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------
S3         Mortgage Deed (HMLR filing ref MD542A)             SEC 8T /08.97       From Aug 1997
           Northern Rock Building Society/Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
S4         Mortgage Deed (HMLR filing ref MD542A)             SEC 8 /10.97        From Oct 1997
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
S5         Mortgage Deed (HMLR filing ref MD542B)             SEC 8 /10.97        From Oct 1997
           Northern Rock plc [Old logo]
---------------------------------------------------------------------------------------------------------------------
S6         Mortgage Deed (HMLR filing ref MD542B)             SEC 8 /10.97        From Oct 1997
           Northern Rock plc [New logo]
---------------------------------------------------------------------------------------------------------------------
S7         Mortgage Deed (HMLR filing ref MD691A)             SEC 070 07/01       From July 2001
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------

                                      54

---------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
---------------------------------------------------------------------------------------------------------------------
S8         Mortgage Deed - Standard (HMLR filing ref MD691D)  SOL 11 07/01        From July 2001
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
T          Mortgage Deeds - Specialist
---------------------------------------------------------------------------------------------------------------------
T1         Mortgage Deed (HMLR filing ref MD 144 G)           SEC 54/06/95        From Jun 1995
           Northern Rock Building Society
           [Used for Flexible Plan - Non-CCA Loans]
---------------------------------------------------------------------------------------------------------------------
T2         Mortgage Deed (relating to a Regulated Agreement   SEC 52/06/95        From Jun 1995
           under the Consumer Credit Act 1974) (HMLR filing
           ref MD 144 H) Northern Rock Building Society
           [Used for Flexible Plan CCA Loans]
---------------------------------------------------------------------------------------------------------------------
T3         Mortgage Deed (HMLR filing ref MD 144 J)           SEC 44/06/95        From Jun 1995
           Northern Rock Building Society
           [Used for Flexible Plan - Non-CCA Loans]
---------------------------------------------------------------------------------------------------------------------
T4         Mortgage Deed (relating to a Regulated Agreement   SEC 52. 10/97       From Oct 1997
           under the Consumer Credit Act 1974) (HMLR filing
           ref MD 542 M) Northern Rock plc [Used for Flexible
           Plan CCA Loans]
---------------------------------------------------------------------------------------------------------------------
T5         Mortgage Deed (HMLR filing ref MD 542 L)           SEC 44. 10/97       From Oct 1997
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]
---------------------------------------------------------------------------------------------------------------------
T6         Mortgage Deed (HMLR filing ref 542 N)              SEC 54. 10/97       From Oct 1997
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]
---------------------------------------------------------------------------------------------------------------------
T7         Deed of Variation of Mortgage and Receipt for      SEC 40. 10/97       From Oct 1997
           Further Advance (HMLR filing ref MD 542 P)
           Northern Rock plc
---------------------------------------------------------------------------------------------------------------------
T8         Mortgage Deed (HMLR filing ref MD542 N)            SEC 54. 04.98       From Apr 1998
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]
---------------------------------------------------------------------------------------------------------------------
T9         Mortgage Deed (relating to a Regulated Agreement   SEC 52. 03/00       From Mar 2000
           under the Consumer Credit Act 1974) (HMLR filing
           ref MD 542 M) Northern Rock plc [Used for Flexible
           Plan CCA Loans]
---------------------------------------------------------------------------------------------------------------------
T10        Mortgage Deed (HMLR filing ref MD 542L)            MD2/0900 on         From Sep 2000
           Northern Rock plc                                  cover and
           [Used for Flexible Plan - Non-CCA Loans]           MD2B/0900 on
                                                              reverse
---------------------------------------------------------------------------------------------------------------------
T11        Mortgage Deed (relating to a Regulated Agreement   MD1/0900 on         From Sep 2000
           under the Consumer Credit Act 1974)                cover and
           (HMLR filing ref MD 542 M)                         MD1B/0900 on
           Northern Rock plc                                  reverse
           [Used for Flexible Plan CCA Loans]
---------------------------------------------------------------------------------------------------------------------
T12        Mortgage Deed (HMLR filing ref MD 542 N)           MD3/0900            From Sep 2000
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]
---------------------------------------------------------------------------------------------------------------------

                                      55

---------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
---------------------------------------------------------------------------------------------------------------------
T13        Deed of Variation of Mortgage and Receipt for      SOL005 09/00        From Sep 2000.  Not used by
           Further Advance (HMLR filing ref MD 542 X)                             further advance dept.  Used by
           Northern Rock plc                                                      product transfer dept. where
                                                                                  borrower is switching product and
                                                                                  increasing borrowing at same time (only
                                                                                  used on older forms of mortgage conditions
                                                                                  switching from annual rest mortgage to a
                                                                                  daily rest version.
----------------------------------------------------------------------------------------------------------------------
T14        Deed of Variation of Mortgage and Receipt for      SOL008 09/00        From Sep 2000.  Not used by
           Further Advance (HMLR filing ref MD 542 Y)                             further advance dept.  Used by
           Northern Rock plc                                                      product transfer dept. where
                                                                                  borrower is switching product and
                                                                                  increasing borrowing at same time (only
                                                                                  used on older forms of mortgage conditions
                                                                                  switching from annual rest mortgage to a
                                                                                  daily rest version.
----------------------------------------------------------------------------------------------------------------------
T15        Deed of Variation of Mortgage and Receipt for      SEC071 July 2001    From Jul 2001
           Further Loan (HMLR filing ref MD 691 B)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
T16        Deed of Variation of Mortgage and Receipt for      SOL012/ July 2001   From Jul 2001
           Further Loan (With Guarantor) (HMLR filing ref
           MD 691 C)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------

               Part 3 Documents Used Only in the Origination of
                  Together and Together Connections Mortgages

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------
U          Brochures
----------------------------------------------------------------------------------------------------------------------
U1         [Picture of Two Forks on cover - 1] [Together]     MAR 172 2.99        From Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U2         [Picture of Two Forks on cover - 1] [Together]     MAR 189 3.99        From Mar 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U3         [Picture of Two Forks on cover - 2] [Together]     MAR 237 14.6.99     From Jun 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U4         together flexible - one loan one rate one call     MAR 272/9255        From Sep 1999
           [Together Flexible]                                15.9.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U5         together flexible - one loan one rate one call     MAR 273/9255        From Sep 1999
           -all you need to know [Together Flexible]          15.9.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U6         take control of your money and get more out of     MAR 305/9511        From Dec 1999
           life - together [Together]                         20.12.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U7         all you need to know - together [Together]         MAR 303/9511        From Dec 1999
           Northern Rock plc                                  20.12.99
----------------------------------------------------------------------------------------------------------------------
U8         together - a guide to costs [Together]             MAR 174 2.99        From Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------

                                      56

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------
U9         [all you need to know - together] [Picture of      MAR 173 2.99        From Feb 1999
           intertwined flowers on cover] [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U10        together - a guide to costs [Together]             MAR 190 3.99        From Mar 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U11        [all you need to know - together] [Picture of      MAR 192 3.99        From Mar 1999
           intertwined flowers on cover] [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U12        together - a guide to costs [Together]             MAR 238 14.6.99     From Jun 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U13        [all you need to know - together] [Picture of      MAR 239 16.6.99     From Jun 1999
           intertwined flowers on cover] [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U14        together - a guide to costs [Together]             MAR 302/9511        From Dec 1999
           Northern Rock plc                                  20.12.99
----------------------------------------------------------------------------------------------------------------------
U15        together flexible - a guide to costs [Together     MAR 275/9255        From Sep 1999
           Flexible]                                          15.9.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U16        together - variable at only 6.6.9%pa 7.6%APR       MAR 306/9657        From Jan 2000
                                                              17.1.2000
----------------------------------------------------------------------------------------------------------------------
U17        What is it going to cost? [Together]               MAR 302/9662        From Mar 2000
           Northern Rock plc                                  4.3.2000
----------------------------------------------------------------------------------------------------------------------
U18        How does it work? [Together]                       MAR 303/9662        From Mar 2000
           Northern Rock plc                                  4.3.2000
----------------------------------------------------------------------------------------------------------------------
U19        I want it all [Together]                           MAR 305/9662        From Mar 2000
           Northern Rock plc                                  4.3.2000
----------------------------------------------------------------------------------------------------------------------
U20        What is it going to cost? [Together]               MAR 302/10028       From Apr 2000
           Northern Rock plc                                  27.4.2000
----------------------------------------------------------------------------------------------------------------------
U21        I want it all [Together]                           MAR 305/10028       From Apr 2000
           Northern Rock plc                                  27.4.2000
----------------------------------------------------------------------------------------------------------------------
U22        What is it going to cost? [Together]               MAR 302/10329       From Aug 2000
           Northern Rock plc                                  4.8.2000
----------------------------------------------------------------------------------------------------------------------
U23        How does it work? [Together]                       MAR303/10141        From Aug 2000
           Northern Rock plc                                  4.8.2000
----------------------------------------------------------------------------------------------------------------------
U24        I want it all [Together]                           MAR 305/10328       From Aug 2000
           Northern Rock plc                                  4.8.2000
----------------------------------------------------------------------------------------------------------------------
U25        What is it going to cost? [Together]               MAR 302/10521       From Oct 2000
           Northern Rock plc                                  2.10.2000
----------------------------------------------------------------------------------------------------------------------
U26        What is it going to cost? [Together]               MAR 302/10715       From Nov 2000
           Northern Rock plc                                  22.11.2000
----------------------------------------------------------------------------------------------------------------------
U27        How does it work? [Together]                       MAR 303/10716       From Nov 2000
           Northern Rock plc                                  22.11.2000
----------------------------------------------------------------------------------------------------------------------
U28        I want it all [Together]                           MAR 305/10717       From Nov 2000
           Northern Rock plc                                  22.11.2000
----------------------------------------------------------------------------------------------------------------------
U29        I want it all [Together]                           MAR 305/10953       From Feb 2001
           Northern Rock plc                                  1.2.2001
----------------------------------------------------------------------------------------------------------------------
U30        What is it going to cost? [Together]               MAR 302/10999       From Feb 2001
           Northern Rock plc                                  12.2.2001
----------------------------------------------------------------------------------------------------------------------

                                      57

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------
U31        How does it work? [Together]                       MAR 303/11069       From Mar 2001
           Northern Rock plc                                  1.3.2001
----------------------------------------------------------------------------------------------------------------------
U32        Together what is it going to cost? 6th April       MAR 302 6.4.2001    From Apr 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U33        I want it all [Together]                           MAR 305/11172       From Apr 2001
           Northern Rock plc                                  6.4.2001
----------------------------------------------------------------------------------------------------------------------
U34        What's it going to cost? [Together Connections]    MAR 418/10935       From May 2001
           Northern Rock plc                                  1.5.2001
----------------------------------------------------------------------------------------------------------------------
U35        OK Shrink My Mortgage [Together Connections]       MAR 419/10935       From May 2001
           Northern Rock plc                                  1.5.2001
----------------------------------------------------------------------------------------------------------------------
U36        Together what is it going to cost? 10th May        MAR 302             From May 2001
           2001 [Together]                                    10.5.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U37        What's it going to cost? [Together Connections]    MAR 418/11282       From May 2001
           Northern Rock plc                                  10.5.2001
----------------------------------------------------------------------------------------------------------------------
U38        How does it work? [Together]                       MAR 303/11290       From May 2001
           Northern Rock plc                                  10.5.2001
----------------------------------------------------------------------------------------------------------------------
U39        I want it all [Together]                           MAR 305/11289       From May 2001
           Northern Rock plc                                  10.5.2001
----------------------------------------------------------------------------------------------------------------------
U40        Now Things Get Really Interesting [Together        MAR 437/11251       From Jun 2001
           Connections]                                       01.6.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U41        Together what is it going to cost? 22nd June       MAR 302 22.6.2001   From Jun 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U42        What's it going to cost? [Together Connections]    MAR 418/11457       From Jun 2001
           Northern Rock plc                                  22.6.2001
----------------------------------------------------------------------------------------------------------------------
U43        Together what is it going to cost? 2nd August      MAR 302 2.8.2001    From Aug 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U44        What's it going to cost? [Together Connections]    MAR 418/11593       From Aug 2001
           Northern Rock plc                                  2.8.2001
----------------------------------------------------------------------------------------------------------------------
U45        How does it work? [Together]                       MAR 303/11577       From Aug 2001
           Northern Rock plc                                  2.8.2001
----------------------------------------------------------------------------------------------------------------------
U46        OK Shrink My Mortgage [Together Connections]       MAR 419/11578       From Aug 2001
           Northern Rock plc                                  2.8.2001
----------------------------------------------------------------------------------------------------------------------
U47        I want it all [Together]                           MAR 305/11603       From Aug 2001
           Northern Rock plc                                  7.8.2001
----------------------------------------------------------------------------------------------------------------------
U48        Together what is it going to cost? 3rd             MAR 302 3.9.2001    From Sep 2001
           September 2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U49        What's it going to cost? [Together Connections]    MAR 418/11706       From Sep 2001
           Northern Rock plc                                  3.9.2001
----------------------------------------------------------------------------------------------------------------------
U50        How does it work? [Together]                       MAR 303/11756       From Sep 2001
           Northern Rock plc                                  10.9.2001
----------------------------------------------------------------------------------------------------------------------

                                      58

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------
U51        OK Shrink My Mortgage [Together Connections]       MAR 419/11758       From Sep 2001
           Northern Rock plc                                  10.9.2001
----------------------------------------------------------------------------------------------------------------------
U52        I want it all [Together]                           MAR 305/11756       From Sep 2001
           Northern Rock plc                                  10.9.2001
----------------------------------------------------------------------------------------------------------------------
U53        Together what is it going to cost? 19th            MAR 302 19.9.2001   From Sep 2001
           September 2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U54        What's it going to cost? [Together Connections]    MAR 418/11706       From Sep 2001
           Northern Rock plc                                  19.9.2001
----------------------------------------------------------------------------------------------------------------------
U55        Together what is it going to cost? 4th October     MAR 302 4.10.2001   From Oct 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U56        What's it going to cost? [Together Connections]    MAR 418/11706       From Oct 2001
           Northern Rock plc                                  4.10.2001
----------------------------------------------------------------------------------------------------------------------
U57        Together what is it going to cost? 8th November    MAR 302 8.11.2001   From Nov 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U58        What's it going to cost? [Together Connections]    MAR 418/11706       From Nov 2001
           Northern Rock plc                                  8.11.2001
----------------------------------------------------------------------------------------------------------------------
U59        Together what is it going to cost? 5th December    MAR 302 5.12.2001   From Dec 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U60        What's it going to cost? [Together Connections]    MAR 418/11706       From Dec 2001
           Northern Rock plc                                  5.12.2001
----------------------------------------------------------------------------------------------------------------------
U61        How does it work? [Together]                       MAR 303/12190       From Jan 2002
           Northern Rock plc                                  8.1.2002
----------------------------------------------------------------------------------------------------------------------
U62        I need cash with my mortgage [Together]            MAR 522/12343       From Mar 2002
                                                              11.03.2002
----------------------------------------------------------------------------------------------------------------------
U63        Options for your together connections Mortgage     MAR 472/12369       From Mar 2002
           [Together Connections]                             15.3.2002
----------------------------------------------------------------------------------------------------------------------
U64        Together - what's it going to cost [Together]      MAR 302 20.3.2002   From Mar 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U65        Together - what's it going to cost [Together]      MAR 302 10.5.2002   From May 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U66        Together - what's it going to cost [Together]      MAR 302 26.7.2002   From Jul 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U67        Together - what's it going to cost [Together]      MAR 302 06.8.2002   From Aug 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U68        i want to shrink my mortgage [Together             MAR 419/12891       From Aug 2002
           Connections]                                       30.8.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U69        What's it going to cost? [Together Connections]    MAR 418/11706       From Aug 2002
           Northern Rock plc                                  30.8.2002
----------------------------------------------------------------------------------------------------------------------
U70        Together - what's it going to cost [Together]      MAR 302 30.8.2002   From Aug 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
U71        I need cash with my mortgage [Together]            MAR 522/12892       From Aug 2002
                                                              30.08.2002
----------------------------------------------------------------------------------------------------------------------
U72        What's it going to cost? [Together Connections]    MAR 418/11706       From Oct 2002
           Northern Rock plc                                  21.10.2002
----------------------------------------------------------------------------------------------------------------------

                                      59

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------
U73        Together - what's it going to cost [Together]      MAR 302             From Oct 2002
           Northern Rock plc                                  21.10.2002
----------------------------------------------------------------------------------------------------------------------
U74        What's it going to cost? [Together Connections]    MAR 418/11706       From Nov 2002
           Northern Rock plc                                  08.11.2002
----------------------------------------------------------------------------------------------------------------------
U75        Together - what's it going to cost [Together]      MAR 302             From Nov 2002
           Northern Rock plc                                  08.11.2002
----------------------------------------------------------------------------------------------------------------------
U76        I want to shrink my mortgage                       MAR 625/13245       From 27 Nov 2002
           [Connections]
----------------------------------------------------------------------------------------------------------------------
U77        What's it going to cost?                           MAR 630/13245       From 27 Nov 2002
           [Connections]                                      27.11.2002
----------------------------------------------------------------------------------------------------------------------
U78        What's it going to cost?                           MAR 630/13499       From 10 Jan 2003
           [Connections]                                      10.01.2003
----------------------------------------------------------------------------------------------------------------------
U79        Together - what's it going to cost [Together]      MAR 302             From 10 Jan 2003
           Northern Rock plc                                  10.01.2003
----------------------------------------------------------------------------------------------------------------------
U80        Together - what's it going to cost [Together]      MAR 302             From 8 Feb 2003
           Northern Rock plc                                  08.02.2003
----------------------------------------------------------------------------------------------------------------------
U81        I need cash with my mortgage [Together]            MAR522/13728        Valid until further notice -
                                                              1.5.2003            1.5.2003
----------------------------------------------------------------------------------------------------------------------
U82        What's it going to cost?                           MAR302/             Valid until further notice -
                                                              8.8.2003            8.8.2003
----------------------------------------------------------------------------------------------------------------------
V          Mortgage Application Forms
----------------------------------------------------------------------------------------------------------------------
V1         Get It Together Application Form - Together        MAR176 2/99         From Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
V2         Get It Together Application Form - Together        MAR198 3/99         From Mar 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
V3         Get It Together Application Form - Together        MAR242 6/99         From Jun 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
V4         Get It Together Application Form - Together        MAR271/9255 and     From Sep 1999
           Flexible                                           9/99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
V5         Get It Together Application Form - Together        MAR304/9511 and     From Dec 1999
           Northern Rock plc                                  12/99
----------------------------------------------------------------------------------------------------------------------
V6         Get It Together Application Form                   MAR304. 6/00        From Jun 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
           NB From Aug 2002 the Mortgage Application Forms
           from L16 appear to also be used for the
           Together/Together Connections products.
----------------------------------------------------------------------------------------------------------------------
W          Together Credit/Loan Agreements
----------------------------------------------------------------------------------------------------------------------
W1         Credit Agreement Regulated by the Consumer         DDL1/0299 on        From Feb 1999
           Credit Act 1974 - Drawdown Loan -Original,         Original
           First and Second Copies (each with Terms and       DDL2/0299 on
           Conditions)                                        First Copy
           Northern Rock plc                                  DDL3/0299 on
           [Used for Together Flexible Loans up to            Second Copy
           (GBP)25,000]                                       DDLB/0299 on
                                                              Conditions
----------------------------------------------------------------------------------------------------------------------

                                      60

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------
W2         Credit Agreement Regulated by the Consumer         TFCA1/1099 on       From Oct 1999
           Credit Act 1974 - Drawdown Loan - Original,        Original            [In conjunction with Together
           First Copy and Second Copy (each with Terms and    TFCA2/1099 on       Flexible Mortgages.
           Conditions)                                        First Copy
           Northern Rock plc                                  TFCA3/1099 on
           [Used for Together Flexible Loans up to            Second Copy
           (GBP)25,000]                                       TFCAB/1099 on
                                                              Conditions
----------------------------------------------------------------------------------------------------------------------
W3         Credit Agreement Regulated by the Consumer         TFIX1/0200 on       From Feb 2000
           Credit Act 1974 - Together Fixed - Original,       Original            [In conjunction with Together
           First Copy and Second Copy (each with Terms and    TFIX2/0200 on       Fixed Mortgages.]
           Conditions on reverse)                             First Copy
           Northern Rock plc                                  TFIX3/0200 on
           [Used for Together Fixed Loans up to               Second Copy
           (GBP)25,000]                                       TFIXB/0200 on
                                                              Conditions
----------------------------------------------------------------------------------------------------------------------
W4         Credit Agreement Regulated by the Consumer         TVCA1/0200 on       From Feb 2000
           Credit Act 1974 - Together Variable - Original,    Original            [In conjunction with Together
           First Copy and Second Copy (each with Terms and    TVCA2/0200 on       Variable Mortgages.]
           Conditions on reverse)                             First Copy
           Northern Rock plc                                  [TVCA3/0200?] on
           [Used for Together Variable Loans up to            Second Copy
           (GBP)25,000]                                       TVCAB/0200 on
                                                              Conditions
----------------------------------------------------------------------------------------------------------------------
W5         Credit Agreement Regulated by the Consumer         TVCA1/0200 on       From Jan 2001
           Credit Act 1974 - Together Variable - Original,    Original            [In conjunction with Together
           First Copy and Second Copy (each with Terms and    TVCA2/0200 on       Variable Mortgages.]
           Conditions on reverse)                             First Copy
           Northern Rock plc                                  [TVCA3/0200?] on
           [Used for Together Variable Loans up to            Second Copy
           (GBP)25,000]                                       TVCAB/0101 on
                                                              Conditions
----------------------------------------------------------------------------------------------------------------------
W6         Credit Agreement Regulated by the Consumer         TVCA1/0200 on       From May 2001
           Credit Act 1974 - Together Variable - Original,    Original            [In conjunction with Together
           First Copy and Second Copy (each with Terms and    TVCA2/0200 on       Variable Mortgages.]
           Conditions on reverse)                             First Copy
           Northern Rock plc                                  [TVCA3/0200?] on
           [Used for Together Variable Loans up to            Second Copy
           (GBP)25,000]                                       TVCAB/0501 on
                                                              Conditions
----------------------------------------------------------------------------------------------------------------------
W7         Credit Agreement Regulated by the Consumer         TVCA1/0200 on       From Aug 2001
           Credit Act 1974 - Together Variable - Original,    Original            [In conjunction with Together
           First Copy and Second Copy (each with Terms and    TVCA2/0200 on       Variable Mortgages.]
           Conditions on reverse)                             First Copy
           Northern Rock plc                                  [TVCA3/0200?] on
           [Used for Together Variable Loans up to            Second Copy
           (GBP)25,000]                                       TVCAB/0801 on
                                                              Conditions
----------------------------------------------------------------------------------------------------------------------

                                      61

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------
W8         Credit Agreement Regulated by the Consumer         TVCA1/0200 on       From Aug 2001
           Credit Act 1974 - Together Variable - Original,    Original            [In conjunction with Together
           First Copy and Second Copy (each with Terms and    TVCA2/0200 on       Variable Mortgages.]
           Conditions on reverse)                             First Copy
           Northern Rock plc                                  [TVCA3/0200?] on
           [Used for Together Variable Loans up to            Second Copy
           (GBP)25,000]                                       TVCAB/1001 on
                                                              Conditions
----------------------------------------------------------------------------------------------------------------------
W9         Credit Agreement Regulated by the Consumer         CATC/0502 on        From May 2002
           Credit Act 1974 - Drawdown Loan -Original,         Original, First
           First and Second Copies (each with Terms and       Copy, Second
           Conditions)                                        Copy and on
           Northern Rock plc                                  Conditions
           [Used for Together Flexible Loans up to
           (GBP)25,000]
----------------------------------------------------------------------------------------------------------------------
W10        Credit Agreement Regulated by the Consumer         ABTC/0802 on        From Aug 2002
           Credit Act 1974 - Together Fixed - Original,       Original, First     [In conjunction with Together
           First Copy and Second Copy (each with Terms and    Copy, Second        Fixed Mortgages.]
           Conditions on reverse)                             Copy and on
           Northern Rock plc                                  Conditions
           [Used for Together Fixed Loans up to
           (GBP)25,000]
----------------------------------------------------------------------------------------------------------------------
W11        Credit Agreement Regulated by the Consumer         TVCAB/0902 on       From Sep 2002
           Credit Act 1974 - Together Variable - Original,    Original, First     [In conjunction with Together
           First Copy and Second Copy (each with Terms and    Copy, Second        Variable Mortgages.]
           Conditions on reverse)                             Copy and on
           Northern Rock plc                                  Conditions
           [Used for Together Variable Loans up to
           (GBP)25,000]
----------------------------------------------------------------------------------------------------------------------
W12        Credit Agreement Regulated by the Consumer         03/02 on            From Mar 2002
           Credit Act 1974 - Original, First Copy and         Original, First
           Second Copy                                        Copy and Second
           "MPU" Drawdown Loan Agreement                      Copy
           Northern Rock plc                                  CATC/0502 on
                                                              Conditions
----------------------------------------------------------------------------------------------------------------------
W13        Credit Agreement Regulated by the Consumer                             From Aug 2002
           Credit Act 1974 - Together Variable - Original,
           First Copy and Second Copy
           "MPU" Unsecured Loan Agreement
           Northern Rock plc
           [Incorporates "where applicable" Together
           Connection Conditions]
----------------------------------------------------------------------------------------------------------------------
W14        Credit Agreement Regulated by the Consumer         TFWT/0703           From July 2003
           Credit Act 1974 - Together Fixed with Tracker -
           Original, First Copy, Second Copy and Terms and
           Conditions
           Northern Rock plc
           [New version of Together Credit Agreement for
           Fixed Rate with Follow on BOE Tracker - Product
           first introduced 25.7.03.  Runs alongside
           existing Together (Variable & Fixed Rate
           versions) Credit Agreement]
----------------------------------------------------------------------------------------------------------------------
X          Conditions for Together products
           (including Together Connection Options - eg
           Savings Account Applications/ Agreements etc)
----------------------------------------------------------------------------------------------------------------------

                                      62

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------
X1         Together Variable - Credit Card Application        [  ]                From [   ]
           (with Terms and Conditions on reverse)                                 [In conjunction with Together
           Northern Rock plc                                                      Variable Mortgages.
----------------------------------------------------------------------------------------------------------------------
X2         Together Variable - Credit Card Application        CV4/1000            From Oct 2000
           (with Terms and Conditions on reverse)                                 [In conjunction with Together
           Northern Rock plc                                                      Variable Mortgages.
                                                                                  [REQUEST BETTER COPY]
----------------------------------------------------------------------------------------------------------------------
X3         Northern Rock Credit Card Application Form         MAR 151/M9C         From Mar 1999
           (with Terms and Conditions)                        22.3.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
X4         Together Connection Conditions                     MAR422 1.5.01       From Jan 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
X5         Northern Rock Mortgage Credit Card                 [CCL/80A/2]         From Mar 2001
           (with Terms and Conditions on reverse)             (CCL/ATA/2
           Northern Rock plc                                  15.3.2001 on
                                                              Conditions)
----------------------------------------------------------------------------------------------------------------------
X6         together connections Save Direct Terms and         MAR 435/11676       From May 2001
           Conditions                                         1.5.2001
----------------------------------------------------------------------------------------------------------------------
X7         together connections Current Account Terms and     MAR 436/11333       From May 2001
           Conditions                                         1.5.2001
----------------------------------------------------------------------------------------------------------------------
X8         Northern Rock Credit Card Application Form         MAR 341 9.7.2001    From Jul 2001
           (with Terms and Conditions on reverse)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
X9         Options for Your together connection Mortgage      MAR 472/12369       From Mar 2002
           [leaflet]                                          15.3.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
X10        Together Connection Conditions                     MAR 422 7.8.02      From Aug 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
X10(a)     Together Connection Conditions                     MAR 631             From Nov 2002
           Northern Rock plc                                  27.11.02
----------------------------------------------------------------------------------------------------------------------
X11        Sample Special Conditions for Together                                 From 30 Aug 2002
           Connections Mortgage (incorporating Doc X4 by                          (including New Mortgage Product
           reference)                                                             Statement of Requirements memo)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
X12        Sample Special Conditions for Together Mortgage                        From 30 Aug 2002
           (5 Year Flexible Tracker Rate)                                         (including New Mortgage Product
           Northern Rock plc                                                      Statement of Requirements memo)
----------------------------------------------------------------------------------------------------------------------
X13        Together Connection Savings Options Form           MAR 635/1.03        From Jan 2003
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
X14        Covering Letter to Borrower enclosing Together
           Connections Options Docs X9 and X13
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
X15        Sample Covering Letter to Borrower regarding       31 Oct 2002         Mr P Livingstone and Miss C M
           Completion of a Together Connections Loan                              Bell (App No 10374507)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
X16        Sample Special Conditions for Together Variable                        from 9 Jan 2003
           loans
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------

                                      63

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------
X17        Sample Special Conditions for Together                                 from 9 Jan 2003
           Connections mortgage loans - 5 year discounted
           tracker
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
X18        Sample Special Conditions for Together Fixed                           from 9 Jan 2003
           mortgage loans - 2, 3, 5 and 7 year fixed
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
X19        Sample Special Conditions for Together                                 from 9 Jan 2003
           Exclusives Fixed mortgage loans - 2, 3, 5 and 7
           year fixed
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
X20        Sample Special Conditions for Together                                 from 9 Jan 2003
           Exclusives mortgage loans
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
Y          Mortgage Deeds
----------------------------------------------------------------------------------------------------------------------
Y1         Mortgage Deed (HMLR filing ref MD 542Q)                                From Feb 1999
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------------
Y2         Mortgage Deed (HMLR filing ref MD 542T)            SOL 1               From Oct 1999 ?
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------------
Y3         Mortgage Deed (HMLR filing ref MD542Q)                                 From Feb 1999
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------------
Y4         Mortgage Deed (HMLR filing ref MD542T)             SOL 1               From Oct 1999
           Northern Rock plc [Together Flexible]
----------------------------------------------------------------------------------------------------------------------
Y5         Mortgage Deed (HMLR filing ref MD542T)             SOL 1 08/00.        From Aug 2000
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------------
Y6         Mortgage Deed (HMLR filing ref MD542Z)             SOL 1 02/01.        From Feb 2001
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------------
Z          Supplementary Instructions to Solicitors
----------------------------------------------------------------------------------------------------------------------
Z1         [Together Mortgage - Reminder of documents to
           be sent with Report on Title]
----------------------------------------------------------------------------------------------------------------------
Z2         [Notice - Unsecured funds not available for        UE1/0700            From Jul 2000
           purchase of property]
----------------------------------------------------------------------------------------------------------------------
Z3         "Together" Flexible Loan Drawdown Loan
           Agreement - Addendum to Instructions to
           Solicitors/Licensed Conveyancers
           (with Certificate of Solicitor/Licensed
           Conveyancer on reverse)
----------------------------------------------------------------------------------------------------------------------
Z4         "Together" Flexible Loan Drawdown Loan
           Agreement - Addendum to Instructions to
           Solicitors/Licensed Conveyancers
           (with Certificate of Solicitor/Licensed
           Conveyancer on reverse)
----------------------------------------------------------------------------------------------------------------------
Z5         "Together" Flexible Loan Drawdown Loan             TFDA/0700           From Jul 2000
           Agreement - Addendum to Instructions to
           Solicitors/Licensed Conveyancers
           (with Certificate of Solicitor/Licensed
           Conveyancer on reverse)
----------------------------------------------------------------------------------------------------------------------

                                      64

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------
Z6         "Together" Loan Drawdown Loan Agreement -          TFDA/0501           From May 2001
           Addendum to Instructions to Solicitors/Licensed
           Conveyancers
           (with Certificate of Solicitor/Licensed
           Conveyancer on reverse)
----------------------------------------------------------------------------------------------------------------------
Z7         Loan Drawdown Loan Agreement - Addendum to         A2S/0502            From May 2002
           Instructions to Solicitors/Licensed
           Conveyancers
           (refers to Together Connections Mortgages)
----------------------------------------------------------------------------------------------------------------------
Z8         Drawdown Loan Agreement - Addendum to              A2S/0702            From Jul 2002
           Instructions to Solicitors/Licensed
           Conveyancers
           (refers to Together Connections Mortgages)
----------------------------------------------------------------------------------------------------------------------

                             Part 5 Personal Loans

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------
AA         Personal Loans
----------------------------------------------------------------------------------------------------------------------
AA1        Personal Loans - An Introduction                   DEV 376             From 1 Apr 1996
           Northern Rock Building Society                     01.4.1996
----------------------------------------------------------------------------------------------------------------------
AA2        Secured Personal Loans - An Introduction           DEV 456             From 1 Jul 1997
           Northern Rock Building Society                     01.7.1997
----------------------------------------------------------------------------------------------------------------------
AA3        NOT USED
----------------------------------------------------------------------------------------------------------------------
AA4        Secured Personal Loans - An Introduction           MAR 3               From 1 Oct 1997
           Northern Rock plc                                  01.10.1997
----------------------------------------------------------------------------------------------------------------------
AA5        Secured Personal Loans - An Introduction           MAR 3               From 15 Dec 1997
           Northern Rock plc                                  15.12.1997
----------------------------------------------------------------------------------------------------------------------
AA6        Secured Personal Loans - An Introduction           MAR 3               From 12 Feb 1998
           Northern Rock plc                                  12.2.1998
----------------------------------------------------------------------------------------------------------------------
AA7        Secured Personal Loans - An Introduction           MAR 3/8208          From 1 Jun 1998
           Northern Rock plc                                  01.06.1998
----------------------------------------------------------------------------------------------------------------------
AA8        Secured Personal Loans - An Introduction           MAR 3/9195          From 20 Aug 1999
           Northern Rock plc                                  20.8.1999
----------------------------------------------------------------------------------------------------------------------
AA9        Give me the Facts - Secured Loans Explained        MAR 3/9668          From 4 Mar 2000
           Northern Rock plc                                  04.3.2000
----------------------------------------------------------------------------------------------------------------------
AA10       Give me the Facts - Secured Loans Explained        MAR 3/11279         From 10 May 2001
           Northern Rock plc                                  10.5.2001
----------------------------------------------------------------------------------------------------------------------
AA11       Secured Loans Explained                            MAR 3/12506         From 4 May 2002
           Northern Rock plc                                  04.5.2002
----------------------------------------------------------------------------------------------------------------------
AA12       We can fix it - A Secured Personal Loan            MAR 124/8813        From 1 Jun 1998
           Northern Rock plc                                  01.6.1998
----------------------------------------------------------------------------------------------------------------------
AA13       We can fix it - A Secured Personal Loan            MAR 125/8664        From 22 Jan 1999
           Northern Rock plc                                  22.1.1999
----------------------------------------------------------------------------------------------------------------------
AA14       We can fix it - A Secured Personal Loan            MAR 125/9459        From 1 Nov 1999
           Northern Rock plc                                  01.11.1999
----------------------------------------------------------------------------------------------------------------------
AA15       We can fix it - A Secured Personal Loan            MAR 125/9714        From 17 Jan 2000
           Northern Rock plc                                  17.1.2000
----------------------------------------------------------------------------------------------------------------------
AA16       Let Me Plan Ahead - Secured Loans with a Fixed     MAR 125/11038       From 21 Feb 2001
           Rate                                               21.2.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
AA17       Let Me Plan Ahead - Secured Loans with a Fixed     MAR 125/11216       From 6 Apr 2001
           Rate                                               06.4.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
AA18       Let Me Plan Ahead - Secured Loans with a Fixed     MAR 125/11815       From 19 Sept 2001
           Rate                                               19.9.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
AA19       I Want to Plan Ahead - Secured Loans with a        MAR 125/12507       From May 2002
           Fixed Rate                                         May 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
AA20       Secured Personal Loans - A guide to costs          DEV 220             From 14 Jul 1995
           Northern Rock Building Society                     14.7.1995
----------------------------------------------------------------------------------------------------------------------
AA21       Secured Personal Loans - A guide to costs          DEV 220             From 16 Oct 1995
           Northern Rock Building Society                     16.10.1995
----------------------------------------------------------------------------------------------------------------------

                                      66

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------
AA22       Secured Personal Loans - A guide to costs          DEV 220             From 28 Nov 1995
           Northern Rock Building Society                     28.11.1995
----------------------------------------------------------------------------------------------------------------------
AA23       Secured Personal Loans - A guide to costs          DEV 220             From 15 Feb 1995
           Northern Rock Building Society                     15.2.1996
----------------------------------------------------------------------------------------------------------------------
AA24       Secured Personal Loans - A guide to costs          DEV 376             From 1 Apr 1996
           Northern Rock Building Society                     01.4.1996
----------------------------------------------------------------------------------------------------------------------
AA25       Secured Personal Loans - A guide to costs          DEV 377             From 22 Apr 1996
           Northern Rock Building Society                     22.4.1996
----------------------------------------------------------------------------------------------------------------------
AA26       Secured Personal Loans - A guide to costs          DEV 377             From 25 Aug 1996
           Northern Rock Building Society                     25.8.1996
----------------------------------------------------------------------------------------------------------------------
AA27       Secured Personal Loans - A guide to costs          DEV 377             From 23 Oct 1996
           Northern Rock Building Society                     23.10.1996
----------------------------------------------------------------------------------------------------------------------
AA28       Secured Personal Loans - A guide to costs          DEV 377             From 3 Jan 1997
           Northern Rock Building Society                     03.1.1997
----------------------------------------------------------------------------------------------------------------------
AA29       Secured Personal Loans - A guide to costs          DEV 377             From 1 Mar 1997
           Northern Rock Building Society                     01.3.1997
----------------------------------------------------------------------------------------------------------------------
AA30       Secured Personal Loans - A guide to costs          DEV 377             From 7 Apr 1997
           Northern Rock Building Society                     07.4.1997
----------------------------------------------------------------------------------------------------------------------
AA31       Secured Personal Loans - A guide to costs          DEV 377             From 1 May 1997
           Northern Rock Building Society                     01.5.1997
----------------------------------------------------------------------------------------------------------------------
AA32       Secured Personal Loans - A guide to costs          DEV 457             From 23 Jul 1997
           Northern Rock Building Society                     23.7.1997
----------------------------------------------------------------------------------------------------------------------
AA33       Secured Personal Loans - A guide to costs          DEV 457             From 18 Aug 1997
           Northern Rock plc                                  18.8.1997
----------------------------------------------------------------------------------------------------------------------
AA34       Secured Personal Loans - A guide to costs          MAR 4               From 1 Oct 1997
           Northern Rock plc                                  01.10.1997
----------------------------------------------------------------------------------------------------------------------
AA35       Secured Personal Loans - A guide to costs          MAR 4               From 1 Dec 1997
           Northern Rock plc                                  01.12.1997
----------------------------------------------------------------------------------------------------------------------
AA36       Secured Personal Loans - A guide to costs          MAR 4/8208          From 1 Jun 1998
           Northern Rock plc                                  01.6.1998
----------------------------------------------------------------------------------------------------------------------
AA37       Secured Personal Loans - A guide to costs          MAR 4/8267          From 3 Jul 1998
           Northern Rock plc                                  03.7.1998
----------------------------------------------------------------------------------------------------------------------
AA38       Secured Personal Loans - A guide to costs          MAR 4/8748          From 1 Jan 1999
           Northern Rock plc                                  01.2.1999
----------------------------------------------------------------------------------------------------------------------
AA39       Secured Personal Loans - A guide to costs          MAR 4/9155          From 24 Jul 1999
           Northern Rock plc                                  24.7.1999
----------------------------------------------------------------------------------------------------------------------
AA40       Secured Personal Loans - A guide to costs          MAR 4/9358          From 1 Oct 1999
           Northern Rock plc                                  01.10.1999
----------------------------------------------------------------------------------------------------------------------
AA41       Secured Personal Loans - A guide to costs          MAR 4/9680          From 5 Feb 2000
           Northern Rock plc                                  05.2.2000
----------------------------------------------------------------------------------------------------------------------
AA42       Give me the figures - Secured Loan Costs in        MAR 4/9668          From 4 Mar 2000
           Black and White                                    04.3.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
AA43       Give me the figures - Secured Loan Costs in        MAR 4/11007         From 3 Mar 2001
           Black and White                                    03.3.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
AA44       Give me the figures - Secured Loan Costs in        MAR 4/11138         From 1 May 2001
           Black and White                                    01.5.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------

                                      67

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------
AA45       Give me the figures - Secured Loan Costs in        MAR 4/11313         From 10 May 2001
           Black and White                                    10.5.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
AA46       Give me the figures - Secured Loan Costs in        MAR 4/11619         From 1 Sept 2001
           Black and White                                    01.9.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
AA47       Give me the figures - Secured Loan Costs in        MAR 4/11814         From 6 Oct 2001
           Black and White                                    06.10.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
AA48       Give me the figures - Secured Loan Costs in        MAR 4/12015         From 8 Nov 2001
           Black and White                                    08.11.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
AA49       Give me the figures - Secured Loan Costs in        MAR 4/12449         From 1 Dec 2001
           Black and White                                    01.12.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
AA50       Secured Loans - Costs in Black and White           MAR4/13517          Valid until further notice
           Northern Rock plc                                  8.2.03              8.2.03
----------------------------------------------------------------------------------------------------------------------



                         Part 5 Non-material documents

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------
BB
----------------------------------------------------------------------------------------------------------------------
BB1        Instructions to Solicitors - Fixed Sum Plan        ADV 269 5.98        From May 1998
           (Scotland)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
BB2        Instructions to Solicitors - Fixed Sum Plan        ADV 269a 5.98       From May 1998
           (Scotland)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
BB3        Deed of Variation of Security and Receipt for      SOL009 09/00        From Sep 2000.  Not used by
           Further Advance (Scotland)                                             further advance dept.  Used by
           Northern Rock plc                                                      product transfer dept. where
                                                                                  borrower is switching product and
                                                                                  increasing borrowing at same time (only
                                                                                  used on older forms of mortgage conditions
                                                                                  switching from annual rest mortgage to a
                                                                                  daily rest version.
----------------------------------------------------------------------------------------------------------------------
BB4        Help Me Buy to Let - Mortgages for Landlords       MAR 466/11665       From 3 Sep 2001
           Northern Rock plc                                  03.9.2001
----------------------------------------------------------------------------------------------------------------------
BB5        Help Me Buy to Let - Mortgages for Landlords       MAR 466/11794       From 19 Sep 2001
           Northern Rock plc                                  19.9.2001
----------------------------------------------------------------------------------------------------------------------
BB6        Help Me Buy to Let - Mortgages for Landlords       MAR 466/11856       From 4 Oct 2001
           Northern Rock plc                                  04.10.2001
----------------------------------------------------------------------------------------------------------------------
BB7        Help Me Buy to Let - Mortgages for Landlords       MAR 466/11974       From 8 Nov 2001
           Northern Rock plc                                  08.11.2001
----------------------------------------------------------------------------------------------------------------------
BB8        Help Me Buy to Let - Mortgages for Landlords       MAR 466/12222       From 7 Jan 2002
           Northern Rock plc                                  07.1.2002
----------------------------------------------------------------------------------------------------------------------

                                      68

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------
BB9        I want to buy to let - Mortgages for Landlords     MAR 466/12470       From 20 Mar 2002
           Northern Rock plc                                  20.3.2002
----------------------------------------------------------------------------------------------------------------------
BB10       I want to buy to let - Mortgages for Landlords     MAR 466/12645       From 10 May 2002
           Northern Rock plc                                  10.5.2002
----------------------------------------------------------------------------------------------------------------------
BB11       I want to buy to let - Mortgages for Landlords     MAR 466/12861       From 26 Jul 2002
           Northern Rock plc                                  26.7.2002
----------------------------------------------------------------------------------------------------------------------
BB12       I want to buy to let - Mortgages for Landlords     MAR 466/12861       From 6 Aug 2002
           Northern Rock plc                                  06.8.2002
----------------------------------------------------------------------------------------------------------------------
BB13       I want to buy to let - Mortgages for Landlords     MAR 466/13148       From 21 Oct 2002
           Northern Rock plc                                  21.10.2002
----------------------------------------------------------------------------------------------------------------------
BB14       I want to buy to let - Mortgages for Landlords     MAR 466/13232       From 8 Nov 2002
           Northern Rock plc                                  08.11.2002
----------------------------------------------------------------------------------------------------------------------
BB15       Sample Special Conditions for Bradford &                               From 9 Jan 2003
           Bingley Together Exclusives (Variable)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
BB16       Sample Special Conditions for Bradford &                               From 9 Jan 2003
           Bingley Together Exclusives Fixed mortgage
           loans - 2, 3, 5 and 7 year fixed
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
BB17       Sample Special Conditions for Buy to Let 2 year                        From 9 Jan 2003
           Fixed Rate
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
BB18       Sample Special Conditions for Buy to Let 1.5%                          From 9 Jan 2003
           5 year Tracker
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
BB19       Sample Wording - Buy to Let - Help With Costs
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
BB20       Sample Special Conditions for HERM Cashplus                            From 9 Jan 2003
           Fixed and Capped/ Exclusive HERM Cashplus Fixed
           and Capped/SIFA HERM Cashplus Fixed and Capped
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
BB21       Sample Special Conditions for HERM Standard                            From 9 Jan 2003
           Fixed and Capped/ HERM Standard Fixed and
           Capped Exclusives/ SIFA HERM Standard Fixed and
           Capped
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
BB22       Sample Special Conditions for Legal & General                          From 9 Jan 2003
           Together Exclusives (Variable)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
BB23       Sample Special Conditions for Legal & General                          From 9 Jan 2003
           Together Exclusives Fixed mortgage loans - 2,
           3, 5 and 7 year fixed
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
BB24       I want to buy to let                               MAR 466/13372       From 10 Jan 2003
           Northern Rock plc                                  10.01.2003
----------------------------------------------------------------------------------------------------------------------
BB25       Confirmation of Identity                           Jan 2002            From Jan 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
BB26       Confirmation of Identity                           Sept 2002           From Sept 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------

                                      69

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------
BB27       Confirmation of Identity                           28 Jan 2003         From 28 Jan 2003
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------
BB28       I need you to be there sometimes [insurance]       MAR 389/12958       From Sept 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------------

               Part 6 Documents Used Only in the Origination of
                             Connections Mortgages

----------------------------------------------------------------------------------------------------------------------
SABW       Document                                           Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------
CC         Brochures
----------------------------------------------------------------------------------------------------------------------
CC1        Connections - Current Account Terms and            MAR 634/13347       Valid until further notice -
           Conditions - Small but important                   27.11.2002          27.11.2002
----------------------------------------------------------------------------------------------------------------------
CC2        Connections - Save Direct Terms and Conditions     MAR 633/13347       Valid until further notice -
           - Small but important                              27.11.2002          27.11.2002
----------------------------------------------------------------------------------------------------------------------
CC3        Mortgages - Options for your Connections           MAR 632/13363       Valid until further notice -
           Mortgage                                           27.11.2002          27.11.2002
----------------------------------------------------------------------------------------------------------------------
CC4        Mortgages - I Want to Shrink my Mortgage           MAR 625/13245       Valid until further notice -
                                                              27.11.2002          27.11.2002
----------------------------------------------------------------------------------------------------------------------
CC5        Connections - What's it going to Cost?             MAR 630/13833       Valid until further notice -
                                                              18.6.2003           18.6.2003
----------------------------------------------------------------------------------------------------------------------
CC6        Connections - What's it going to Cost?             MAR 630/13833       Valid until further notice -
                                                              14.7.2003           14.7.2003
----------------------------------------------------------------------------------------------------------------------
CC7        Connections - What's it going to Cost?             MAR 630/13833       Valid until further notice -
                                                              25/7/2003           25.7.2003
----------------------------------------------------------------------------------------------------------------------
DD         Mortgage Application Forms
----------------------------------------------------------------------------------------------------------------------
DD1
----------------------------------------------------------------------------------------------------------------------
EE         Connections Credit/Loan Agreements
----------------------------------------------------------------------------------------------------------------------
EE1
----------------------------------------------------------------------------------------------------------------------
FF         Conditions for Connections products
           (eg Savings Account Applications/ Agreements
           etc)
----------------------------------------------------------------------------------------------------------------------
FF1        Connections Conditions                             MAR 631             27.11.02
----------------------------------------------------------------------------------------------------------------------
GG         Mortgage Deeds
----------------------------------------------------------------------------------------------------------------------
GG1
----------------------------------------------------------------------------------------------------------------------
HH         Supplementary Instructions to Solicitors
----------------------------------------------------------------------------------------------------------------------
HH1
----------------------------------------------------------------------------------------------------------------------
II         Miscellaneous Mortgage Documents
----------------------------------------------------------------------------------------------------------------------
II1        Connections Savings Options Form                   MAR 635/1.03        Jan 2003
----------------------------------------------------------------------------------------------------------------------
II2        Memo re New Mortgage Product Statement of                              11 Aug 2003
           Requirements - Connections 7 Year Flexible
           Discount Tracker
----------------------------------------------------------------------------------------------------------------------
II3        Pro forma of Covering Letter to customers          Ref: CUSTADMIN/JW   2 Sep 2003
           enclosing Connections Pack
----------------------------------------------------------------------------------------------------------------------

SIGNATORIES

SIDLEY AUSTIN BROWN & WOOD



By:



ALLEN & OVERY



By:


                                      71